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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

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W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

March 14, 2019

Dear Grainger Shareholders:

We are pleased to invite you to attend the 2019 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 24, 2019, at 10 a.m. Central Daylight Time. This year's annual meeting will be held at our headquarters located at 100 Grainger Parkway in Lake Forest, Illinois.

At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and any other matters properly brought before the meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Annual Meeting of Shareholders on the following page contains instructions on how to:

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Vote by Internet, by telephone or by mail; and

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Receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Annual Meeting and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

We look forward to seeing you at the meeting.

Sincerely,

D.G. Macpherson Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Meeting Agenda

Proposal		Board Recommendation	For more information

1.	to elect 11 Directors for the ensuing year	FOR (all nominees)	Page 9
2.	to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2019; and	FOR	Page 36
3.	to hold an advisory vote on the compensation of Grainger's Named Executive Officers	FOR	Page 76

We will also consider any other matters that may properly be brought before the Meeting (and any postponements or adjournments of the Meeting). As of the date of this proxy statement, we have not received notice of any such matters.

Voting

Shareholders of Grainger, as of the record date, are entitled to vote, as follows:

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Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information / What is cumulative voting? How many votes do I have? / page 80, and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Internet	Telephone	Mail
www.proxyvote.com for beneficial ownership	1-800-690-6903 for beneficial ownership	Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to:
www.investorvote.com/GWW for registered ownership up until 1:00 a.m. CDT April 24,2019	or 1-800-652-8683 for registered ownership up until 1:00 a.m. CDT, on April 24,2019	For beneficial ownership: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	For registered ownership: Proxy Services c/o Computershare Investor Services PO Box 505008 Louisville, KY 40233-9814

Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares in person, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, please refer to the section, Questions and Answers—Voting Information / page 79.

Proxy Materials

This Notice of Annual Meeting, Proxy Statement and Form of Proxy were first distributed or made available to shareholders on or about March 14, 2019.

By order of the Board of Directors.

Hugo Dubovoy, Jr.
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2019

Our Proxy Statement and Annual Report on Form 10-K are available in the 2019 Annual Shareholder Meeting/Proxy Information section of Grainger's website at http://www.grainger.com/investor and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

C	orporate Governance

THE ROLE OF THE BOARD

The Board of Directors of the Company (the Board) acts as the steward of the Company for the benefit of the Company's shareholders. Our Directors bring to the Board a wealth of business experience and a track record of good business judgment in various situations relevant to the Company's operations. Our Directors exercise their business judgment in the best interests of the Company consistent with their fiduciary duties, and in alignment with shareholder value.

Our Board recognizes the importance of ensuring that our overall business strategy is designed to create long-term value for Grainger's shareholders. The Board maintains an active role in formulating, planning and overseeing the implementation of Grainger's strategy. Each year, for example, the Board travels to one of our strategic operating locations. In 2018, the Board visited our Toronto distribution center, met with employees, and held its formal Board and Committee meetings at the headquarters of our Canadian business, Acklands—Grainger Inc.

The Board has a robust annual strategic planning process during which key elements of our business and financial plans, strategies and near- and long-term initiatives are developed and reviewed. This process culminates with a full-day Board session with our senior leadership team to review Grainger's overall strategy, opportunities, challenges, and capabilities. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board reviews Grainger's short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made, as well as related challenges and risks, with respect to our strategy and plans throughout the year.

Operating Principles of the Board of Directors

The Board recognizes that defining its role under the Company's operating principles is an evolving process. In 1995, the Board established the W.W. Grainger, Inc. Operating Principles for the Board of Directors (the Operating Principles). The Operating Principles are not intended to cover all issues that may arise, but rather to provide a general framework of reference to assist the Board in the performance of its duties and responsibilities. Each year, the Board reviews and revises the Operating Principles, as appropriate, to address emerging needs and practices. The Operating Principles are available in the Governance section of Grainger's website at http://www.grainger.com/investor.

DIRECTOR INDEPENDENCE

Our Board of Directors is committed to excellence in its governance practices, including Board composition. Of our Board, 10 of 11 Directors are independent. The Board has adopted "categorical standards" to assist it in making independence determinations of Director nominees. The categorical standards are intended to help, for example, the Board determine whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (the NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for non-independence. The

Proxy Statement         1

Corporate Governance

categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Grainger's Board has 10 independent Directors and one management Director. The Board considered a variety of factors, including related party transactions, in assessing the independence of the Directors against the NYSE's independence standards and Grainger's categorical standards. The Board considered ordinary course business transactions and charitable donations by the Company where a Director serves as an officer and/or a board member. The Board determined that no Director had any direct or indirect material interest in any transactions or donations. Similar transactions and donations are likely to occur in the future and are not expected to impair the independence of the Directors involved. Mr. Macpherson is a Grainger employee and, accordingly, is not considered "independent." However, the Board has determined that each of Mses. Hailey and Perez, and Messrs. Adkins, Anderson, Levenick, Novich, Roberts, Santi, Slavik, and Watson has no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards and is, therefore, independent.

BOARD QUALIFICATIONS, ATTRIBUTES, SKILLS AND BACKGROUND

In addition to independence, the Board and the Board Affairs and Nominating Committee (the BANC) believe that a diverse, experienced and vibrant board also is of utmost importance for the broad-based thinking needed to reach the sound decisions that drive shareholder value. As evidence of this commitment to a diversity of perspectives, our Board is currently comprised of 11 Directors of varying experience and background, including two new Directors appointed in 2017.

We determined that the Board's various experiences and viewpoints benefit us most when they are aligned with our global business needs, reflective of our strong corporate governance practices, and consistent with our corporate social responsibility goals. As a result of the Board's ongoing refreshment efforts, we added Directors with expertise in the technology and digital space, as well as in leading corporate social responsibility initiatives for a global business. Our three newest Directors, Rodney Adkins, Beatriz Perez and Lucas Watson, have enhanced the diversity of our Board in addition to bringing their valuable perspectives and experiences.

A breadth of Board perspectives supports our business as a broad line, business-to-business distributor of maintenance, repair and operating (MRO) products and services with 2018 sales of $11.2 billion. Grainger operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with approximately 24,600 employees primarily in the United States and Canada, and with a presence in Europe, Asia, and Latin America. Approximately 5,200 suppliers provide Grainger with approximately 1.7 million products stocked in Grainger's distribution centers and branches worldwide. More than 3.5 million customers worldwide rely on Grainger for products such as safety, gloves, ladders, motors and janitorial supplies, along with services like inventory management and technical support. Grainger's purpose is to help businesses keep their operations running and their people safe.

2         www.grainger.com

Corporate Governance

The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director. A particular Director may possess additional experience, qualifications, attributes, or skills, even if not indicated below.

Director Qualifications, Attributes and Skills and Background Matrix

Director Qualifications, Attributes and Skills

Operational
Experience developing and implementing operating plans and business strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance/Capital Allocation
Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Supply Chain/Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities	✓	✓		✓	✓	✓		✓			✓
Digital/eCommerce
Experience implementing digital and omni-channel strategies and/or operating an eCommerce business			✓	✓	✓		✓				✓
Marketing/Sales & Brand Management
Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market	✓			✓	✓	✓	✓	✓	✓	✓	✓
Human Resources/Compensation
Experience managing a human resources/compensation function; experience with executive compensation and broad-based incentive planning	✓	✓		✓		✓	✓	✓	✓	✓
Public Company/Leadership
"C-Suite" experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance/Public Company Experience
Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International
Experience overseeing a complex global organization	✓	✓	✓	✓	✓		✓	✓	✓		✓
Risk Assessment & Risk Management
Experience overseeing complex risk management matters	✓	✓	✓	✓	✓	✓			✓	✓

Proxy Statement         3

Corporate Governance

Director Qualifications, Attributes and Skills (continued)

Technology/Cyber security
Experience implementing technology strategies and managing/mitigating cyber security risks	✓				✓	✓			✓		✓
Government/Public Policy
Experience overseeing complex regulatory matters that are integral to a business	✓			✓	✓		✓	✓	✓
Real Estate
Experience overseeing complex real estate matters that are integral to a business	✓	✓						✓		✓
Business Ethics/Corporate Social Responsibility
Track record of integrity, uncompromising moral principles and strength of character; informed on company issues related to corporate social responsibility, sustainability and philanthropy while monitoring emerging issues potentially affecting the reputation of the business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Director Tenure, Gender, Age and Race/ Ethnicity

Board Tenure
Years	5	20	13	13	3	20	2	13	9	32	1
Gender
Male	✓	✓		✓	✓	✓		✓	✓	✓	✓
Female			✓				✓
Age
Years Old	60	68	68	66	51	64	49	68	57	66	48
Race/Ethnicity
African American/Black	✓	✓
Asian, Hawaiian, or Pacific Islander
Caucasian /White			✓	✓	✓	✓		✓	✓	✓	✓
Hispanic/Latino							✓
Native American
Other

Board Refreshment

The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that Directors develop a deeper understanding of the Company over time, which provides significant shareholder value, and that year-over-year Director continuity is beneficial to shareholders.

4         www.grainger.com

Corporate Governance

Even before Board vacancies arise, the Board periodically evaluates whether its Directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company's shareholders. The results of these evaluations are used to identify desirable skill sets for potential Board nominees and to screen Director candidates. In 2017, the Board codified this skills matrix evaluation practice into the BANC's charter.

Also part of the planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last five years, the Board appointed four new Directors.

The Board previously disclosed its membership expectations in the Company's Criteria for Membership on the Board of Directors (the Criteria). The Board's Criteria list the various factors that the BANC should consider in reviewing candidates for the Board. For example, the Criteria insures turnover by generally prescribing a retirement age of 72 for non-employee Director candidates. Within the last three years, two of our Directors did not stand for re-election based on retirement age.

Age	0-50	51-59	60+

Number of Directors	2	2	7

Board Tenure

The Board believes that it has the appropriate mix of relatively new Directors and those with longer service to and financial interest in the Company. One longstanding Director, Mr. Slavik, is the beneficial owner of approximately 6.5% of the Company's shares as of March 4, 2019. Mr. Slavik's beneficial ownership of Company shares pre-dates Grainger's initial public offering in 1967.

As a group, the average tenure of the 2019 nominees for election to Grainger's Board of Directors is approximately 12 years, with 30% of the non-employee nominees having Board tenure of less than five years. See Board Qualifications, Attributes, Skills and Background / page 2-4 of this proxy statement for a matrix reflecting tenure for each nominee.

Years of Service	0-5	6-10	10+	30+

Number of Directors	4	1	5	1

Board Diversity

In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become involved with Grainger, the Board's Criteria also enumerate personal characteristics that the Board should consider, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it proactively seeks qualified nominees from a variety of backgrounds, including candidates of gender, age, and racial diversity. We have established a standing relationship with a nationally recognized third party search firm to assist us in identifying potential new Directors. In any retained search for Board candidates, the Board is seeking candidates with gender and racial diversity and will only consider and interview slates that include gender and racially diverse candidates.

Proxy Statement         5

Corporate Governance

Our Board's diversity is set forth below.

Gender	Female	Male

Number of Directors	2	9

Race/Ethnicity	African American/Black	Caucasian/White	Hispanic/Latino	Other

Number of Directors	2	8	1	—

ANNUAL ELECTION OF DIRECTORS

Grainger's Directors are elected each year at the annual meeting of shareholders. As set forth in the Operating Principles for the Board of Directors, Grainger expects all Directors and nominees to attend annual meetings. At the 2018 annual meeting, all of the persons serving as Directors at the time were in attendance. In addition, during 2018, all Directors attended 100% of Board and Committee meetings.

Eleven Directors, all current Board members, have been nominated by the Board for election at this year's annual meeting of shareholders. All Directors are elected for a one-year term. Each Director will, therefore, serve until the 2020 annual meeting of shareholders.

As required under Illinois law, majority voting and cumulative voting apply to all Grainger Director elections. Under our majority voting standard, Directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees. In any matter other than the election of Directors, each of your shares is entitled to one vote.

A shareholder directing to withhold authority for re-election of a Director will have the same effect as votes against the election of that Director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

CANDIDATES FOR BOARD MEMBERSHIP

The Board Affairs and Nominating Committee (the Committee) recommends to the Board candidates for Board and Committee membership.

Before recommending candidates to the Board, the Committee reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The Committee then determines the preferred qualities and characteristics for potential Board nominees, which is then shared with our third party search firm, by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders.

6         www.grainger.com

Corporate Governance

The Committee screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to Grainger's goals, and diversity.

The Committee is assisted with its recruitment efforts by a nationally recognized third party search firm, which helps identify candidates that satisfy the Board's criteria. In addition to Board candidates recommended by the Committee, suggestions as to nominees are received from employees, search firms, shareholders, and others.

The proxy access provisions of our By-laws permit a qualifying shareholder or group of up to 20 qualifying shareholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to nominate and include in our proxy materials qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board at the time of the nomination, presuming that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

Any shareholder who would like the Committee to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

NOMINEES AND DIRECTOR EXPERIENCE AND QUALIFICATIONS

The nominees have provided the following information about themselves, including their ages as of March 14, 2019. Each nominee has provided information on his or her relevant background that includes the nominee's experience for at least the past five years. Grainger's nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in providing guidance and oversight to Grainger's management.

The Board has identified experience, qualifications, attributes, skills, and backgrounds that, in light of Grainger's business, structure and challenges, are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Grainger. In addition, the nominees have engaged in continuing education and other

Proxy Statement         7

Corporate Governance

programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to Grainger.

The Board believes each of the current nominees qualifies for service on the Board of Directors. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger.

The summaries, provided below, are not a comprehensive statement of each nominee's background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.

8         www.grainger.com

Corporate Governance

Rodney C. Adkins Former Senior Vice President of IBM; President of 3RAM Group LLC	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Risk Assessment & Risk Management

•

Technology/Cyber security

•

Government/Public Policy

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards*

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Avnet, Inc. (Chairman of the Board; compensation committee; corporate governance committee)

•

PayPal Holdings, Inc. (audit committee; risk and compliance committee; corporate governance and nominating committee)

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PPL Corporation (audit committee; finance committee)

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United Parcel Service, Inc. (Chair, risk committee; compensation committee)

Independent Director Age: 60 Director Since: 2014	*	Mr. Adkins has informed Grainger that, as of May 2019, he will be serving on no more than four total public company boards of directors.
Grainger Board Committees: BANC CCOB	Prior Public Company Boards

•

Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

Prior Business and Other Experience

•

International Business Machines Corporation (IBM), a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

•

3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

Mr. Adkins served as a Senior Vice President at IBM, where he held various senior roles, including heading Corporate Strategy. Over the course of his 30-year career with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM.

Additionally, Mr. Adkins managed IBM's supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.

Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

Proxy Statement         9

Corporate Governance

Brian P. Anderson Former Chief Financial Officer of OfficeMax Incorporated and Baxter International Inc. Independent Director Age: 68 Director Since: 1999 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

Risk Assessment & Risk Management

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

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James Hardie Industries plc (Chair, audit committee; remuneration committee)

•

Pulte Group, Inc. (Chair, audit committee; finance committee)

•

Stericycle, Inc. (Chair, audit committee)

Prior Public Company Boards

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A.M. Castle & Co. (2005-2016) (Chairman of the Board; Chair, audit committee)

Prior Business and Other Experience

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OfficeMax Incorporated (2004-2005), a distributor of business to business and retail office products, where Mr. Anderson served as Senior Vice President and Chief Financial Officer.

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Baxter International Inc. (1991-2004), a global diversified medical products and services company, where he held various roles, including Senior Vice President and Chief Financial Officer (1998-2004); Vice President, Finance (1997-1998); Corporate Controller (1993-1997); and Vice President, Corporate Audit (1991-1993).

•

Deloitte LLP (formerly, Deloitte & Touche LLP) (1976-1991), a global professional services firm, where Mr. Anderson served as Audit Partner, for several years.

Mr. Anderson served as the Chief Financial Officer of two large, multinational companies: OfficeMax Incorporated and Baxter International Inc. In the course of his career, he also held various finance positions, including Corporate Controller and Vice President of Audit at Baxter, and spent 15 years at an international public accounting firm, including as an Audit Partner.

As a result, Mr. Anderson has in-depth knowledge of accounting and finance, including in the preparation and review of complex financial reporting statements, as well as experience in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework.

Mr. Anderson also has extensive experience sitting on and chairing the audit committees of public companies. He also brings to the Board meaningful experience based on his service as the Company's former Lead Director and former Chairman of the Board of A.M. Castle & Co., as well as his service as a Governing Board Member at the Center for Audit Quality. Mr. Anderson is an audit committee financial expert for purposes of the SEC's rules. See "Audit Committee" below for the Board's determination concerning Mr. Anderson's service on more than three public company audit committees.

V. Ann Hailey

Former Executive Vice President and Chief Financial Officer of L Brands, Inc. (formerly, Limited Brands, Inc.)

Independent Director

Age: 68

Director Since: 2006

Grainger Board Committees:

Chair, Audit

BANC

Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Digital/eCommerce

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

Risk Assessment & Risk Management

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Realogy Holdings Corp. (Chair, audit committee; nominating and corporate governance committee)

•

TD Ameritrade Holdings, Inc. (audit committee; risk committee; outside independent director's committee)

Prior Public Company Boards

•

Avon Products, Inc. (2008-2016) (audit committee; finance committee)

•

Federal Reserve Bank of Cleveland (2004-2009) (audit committee)

Prior Business and Other Experience

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L Brands, Inc. (formerly, Limited Brands, Inc.), a retail apparel, personal care and beauty products company, where Ms. Hailey served as Executive Vice President and Chief Financial Officer (1997-2006); Executive Vice President, Corporate Development (2006-2007); and as a board member (2001-2006).

•

Famous Yard Sale, Inc. (2012-2014), an online marketplace, where Ms. Hailey served as President, Chief Executive Officer and Chief Financial Officer.

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Gilt Groupe, Inc. (2009-2010), an online shopping and lifestyle company, where Ms. Hailey served as Chief Financial Officer.

•

PepsiCo, Inc. (1977-1990), a global food and beverage company, where Ms. Hailey served in various leadership roles, including Vice President, Headquarters Finance, Pepsi Cola Company; and Vice President, Finance and Chief Financial Officer of Pepsi Cola Fountain Beverage and USA Divisions, as well as holding positions in the marketing and human resources functions.

•

Pillsbury Company and RJR Nabisco Foods, Inc., where Ms. Hailey held various leadership roles.

Ms. Hailey has spent her career as a senior finance executive in consumer businesses, such as L Brands (ten years), PepsiCo (13 years), Pillsbury Company, and RJR Nabisco Foods, and brings extensive financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, and retailing on a global scale. Ms. Hailey's positions as chief financial officer, her current and prior service on the audit committees of other public companies and as audit chair of the Cleveland Federal Reserve Bank and her accounting and financial knowledge, also impart significant expertise to the Board, including an understanding of financial statements, corporate finance, accounting and capital markets. Ms. Hailey also gained expertise in online businesses as well as new venture management and funding through her experiences at Famous Yard Sale and Gilt Groupe. Ms. Hailey is an audit committee financial expert for purposes of the SEC's rules.

10         www.grainger.com

Corporate Governance

Stuart L. Levenick Former Group President at Caterpillar Inc. Independent Director Lead Director Age: 66 Director Since: 2005 Grainger Board Committees: Chair, BANC CCOB	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Entergy Corporation (since 2005) (lead director (since May 2016); corporate governance committee; executive committee)

•

Finning International Inc. (since 2005) (Chair, audit committee; corporate governance committee)

Prior Business and Other Experience

•

Caterpillar Inc., a multinational manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015); Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004-2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar's former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar's global human resources and global purchasing functions.

Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. In addition, Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers, and is a director of the University of Illinois Foundation. He also served as a director of the U.S./Japan Business Council, the U.S./China Business Council, the U.S./Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

D.G. Macpherson Chairman of the Board and Chief Executive Officer of W.W. Grainger, Inc. Chairman of the Board Age: 51 Director Since: 2016	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Risk Assessment & Risk Management

•

Technology/Cyber security

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Business and Other Experience

•

Chairman of the Board of Directors of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•

Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•

The Boston Consulting Group, Partner and Managing Director (2002-2008).

Mr. Macpherson has served Grainger in many capacities over his more than 10 years with the Company, including developing Company strategy, overseeing the launch of Grainger's U.S. endless assortment business, Zoro Tools, Inc., building the Company's supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team.

Proxy Statement         11

Corporate Governance

Neil S. Novich Former Chairman of the Board, President and Chief Executive Officer of Ryerson Inc. Independent Director Age: 64 Director Since: 1999 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

Technology/Cybersecurity

•

Risk Assessment & Risk Management

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Analog Devices, Inc. (audit committee; former Chair, compensation committee)

•

Beacon Roofing Supply, Inc. (Chair, compensation committee; former Chair, audit committee)

•

Hillenbrand,  Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee; former Chair, compensation committee)

Prior Public Company Boards

•

Ryerson Inc., Chairman of the Board (1999-2007)

Prior Business and Other Experience

•

Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1994, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•

Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm's Distribution and Logistics Practice.

Mr. Novich served as the Chairman of the Board, President and Chief Executive Officer of a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm's Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.

Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including one audit committee chairmanship, one compensation committee chairmanship, and service on various board committees. Mr. Novich is an "audit committee financial expert" for purposes of the SEC's rules.

Mr. Novich is a trustee of the Field Museum of Natural History and a Member of the Dean's Council to the Physical Sciences Division of the University of Chicago.

Beatriz R. Perez

Senior Vice President and Chief Communications, Public Affairs, Sustainability and Marketing Assets Officer of The Coca-Cola Company

Independent Director

Age: 49

Director Since: 2017

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Primerica, Inc. (compensation committee)

Prior Public Company Boards

•

HSBC North America Holdings, Inc. (2007-2014),the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013) (nominating and governance; risk & compliance committee; audit committee)

Prior Business and Other Experience

•

The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company's first Chief Sustainability Officer (2011- 2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Ms. Perez is a Senior Vice President and named executive officer of The Coca-Cola Company, a public multinational beverage company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company's growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs. Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities including a compensation committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

12         www.grainger.com

Corporate Governance

Michael J. Roberts

Former Global President and Chief Operating Officer of McDonald's Corporation; Chief Executive Officer and founder of Westside Holdings LLC

Independent Director

Age: 68

Director Since: 2006

Grainger Board Committees:

BANC

Chair, CCOB

Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Government/Public Policy

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

CenturyLink, Inc. (human resources and compensation committee; nominating and corporate governance committee)

Prior Public Company Boards

•

Qwest Communications International, Inc. (prior to its acquisition by CenturyLink) (2009-2011) (compensation and human resources committee)

•

SP Plus Corporation (formerly, Standard Parking Corporation) (2010-2013) (audit committee; compensation committee; executive committee)

Prior Business and Other Experience

•

McDonald's Corporation (1997-2006), a global food service retailer, where Mr. Roberts held numerous leadership roles, including President and Chief Operating Officer (2004-2006); Chief Executive Officer, McDonald's USA (2004); President, McDonald's USA (2001-2004); and President, West Division, McDonald's USA (1997-2001).

•

Westside Holdings LLC (2006-present), a marketing and brand development company, where Mr. Roberts is Chief Executive Officer and founder.

Mr. Roberts served as President and Chief Operating Officer of McDonald's Corporation, a public, multinational corporation. In his nearly 30 years with the company, he held key executive roles, including President and Chief Executive Officer of McDonald's USA. In these capacities, he acquired extensive management, and profit and loss responsibilities. He was also responsible for marketing and branding experience, and the international operations of the company. In addition, Mr. Roberts has significant experience in human resources and corporate governance matters, and serves as a director of another publicly traded company with additional responsibilities, including service on the human resources and compensation committee.

E. Scott Santi Chairman and Chief Executive Officer of Illinois Tool Works Inc. Independent Director Age: 57 Director Since: 2010 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

International

•

Risk Assessment & Risk Management

•

Technology/Cyber security

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Illinois Tool Works Inc. (Chairman of the Board, 2015-present); director (2012-present))

Prior Business and Other Experience

•

Illinois Tool Works Inc. (2004-2012), a worldwide manufacturer of engineered components and systems, where Mr. Santi has served as Chief Executive Officer, since November 2012. Previously, Mr. Santi held various senior management roles with ITW, including Vice Chairman of ITW (2008-2012) and Executive Vice President (2004-2008).

Mr. Santi is the Chairman and Chief Executive Officer of ITW, a global public company. In the course of his more than 30 years with ITW, he has served in various management roles for ITW including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning. Mr. Santi is an audit committee financial expert for purposes of the SEC's rules. In addition, Mr. Santi is a member of the board of directors of the Federal Reserve Bank of Chicago. He also serves as a trustee or director in various civic, non-profit and other boards, including the board of trustees of Northwestern University, the Museum of Science and Industry, and Rush University Medical Center and the board of directors of United Way of Metropolitan Chicago, the Economic Club of Chicago, and the Chicago Council on Global Affairs.

Proxy Statement         13

Corporate Governance

James D. Slavik

Chairman of Mark IV Capital, Inc.; Chief Executive Officer and President of Emerald Bay Ventures II,  LLC

Independent Director

Age: 66

Director Since: 1987

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company

•

Risk Assessment & Risk Management

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Prior Business and Other Experience

•

Emerald Bay Ventures II, LLC, a private real estate and venture capital investment company, where Mr. Slavik serves as Chief Executive Officer and President.

•

Mark IV Capital, Inc., a private commercial real estate development and investment company, where Mr. Slavik served as Chief Executive Officer (1990-2003). Mr. Slavik presently serves as its Chairman.

Mr. Slavik has expansive knowledge in investments, financing and real estate. He also served as an investment properties broker at multiple commercial brokerage companies and led the marketing programs for clients' commercial properties. Mr. Slavik serves on the Advisory Board for the Cove Fund, a seed capital fund affiliated with UCI Applied Innovation at the University of California at Irvine and is a Founding Director for UCI Applied Innovation. From 2009 to 2018, Mr. Slavik was a Director of the Hoag Hospital Foundation and a member of its investment and nominating committees.

Lucas E. Watson Chief Marketing Officer and Rideshare General Manager at GM Cruise LLC Independent Director Age: 48 Director Since: 2017 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational

•

Finance/Capital Allocation

•

Digital/eCommerce

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Technology/Cyber security

•

Business Ethics/Corporate Social Responsibility

Prior Business and Other Experience

•

Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•

Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

•

Procter & Gamble Company (1994-2011), a global consumer products company, where Mr. Watson served in various sales, marketing and digital business roles.

Mr. Watson is currently Chief Marketing Officer and Rideshare General Manager at GM Cruise LLC, an autonomous vehicle technology company owned by General Motors company. Previously, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company's global sales and go-to-market efforts bringing Intuit's financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company's brand advertising business, working with some of the world's leading companies to build stronger and more trusted brands. At Procter & Gamble, a global consumer products company, he served as a Digital Marketing executive and held a variety of other roles across the globe. While at P&G, Mr. Watson drove P&G's digital initiatives for 75 brands across 200 countries. During his tenure of more than two decades at these multinational public companies, Mr. Watson has held several leadership roles while acquiring a deep understanding of sales, marketing, technology and digital business.

14         www.grainger.com

Corporate Governance

BOARD MEETINGS AND COMMITTEE MEMBERSHIP

The Company's Operating Principles for the Board of Directors (the Operating Principles) provide for the Board's Committees and the process for selecting Committee leadership. The BANC's recommendations are considered by the Board following each annual meeting of shareholders. The Committees are appointed by the Board based on recommendations of the BANC. As required by each Committee's charter, all members of each Committee must be "independent" Directors.

Five meetings of the Board were held in 2018. Committee members have the opportunity to meet in closed session, without management present, during each Committee meeting. Accordingly, each Board meeting included at least one executive session, during which only independent Directors were present. The Committees report regularly to the full Board on their activities and actions.

The Board has delegated certain responsibilities and authority to its standing Committees, as described below.

Independent Directors' Committee Assignments

	Audit Committee	Board Affairs & Nominating Committee	Compensation Committee

Rodney C. Adkins
Brian P. Anderson
V. Ann Hailey
Stuart L. Levenick
Neil S. Novich
Beatriz R. Perez
Michael J. Roberts
E. Scott Santi
James D. Slavik
Lucas E. Watson

 Chairperson      Member      Lead Director

Each Committee has a charter that it reviews annually and then makes recommendations to our Board for charter revisions that may be needed to reflect evolving best practices. Copies of each Committee charter are available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Proxy Statement         15

Corporate Governance

AUDIT COMMITTEE	Number of Meetings Held in Fiscal 2018: 5

The Audit Committee of the Board (the Audit Committee) met five times in 2018. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the SEC) and in the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee is financially literate and that each of Ms. Hailey, Mr. Anderson, Mr. Novich, and Mr. Santi is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC. Further, in accordance with applicable NYSE listing standards, the Board has considered Mr. Anderson's simultaneous service on the audit committees of more than three public companies, namely the audit committees of Grainger, PulteGroup Inc., James Hardie Industries plc, and Stericycle, Inc., and has determined that this service will not impair his ability to serve effectively on the Company's Audit Committee.

The Audit Committee assists the Board in its oversight responsibility with respect to the following:

  •
  Grainger's financial reporting process;

  •
  Grainger's systems of internal accounting, financial, and disclosure controls;

  •
  the integrity of Grainger's financial statements;

  •
  Grainger's compliance with legal and regulatory requirements;

  •
  Grainger's enterprise risk management systems and processes, including as to business continuity, cybersecurity, privacy, and legal and other risks;

  •
  the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of Grainger's independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor's lead audit partner;

  •
  the performance of Grainger's internal audit function and the independent auditor;

  •
  the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor;

  •
  activities and amendments relative to the Company's ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee of the Board where appropriate;

  •
  the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

  •
  compliance with Grainger's Business Conduct Guidelines, including reviews of potential violations communicated through the Company's confidential reporting channels.

16         www.grainger.com

Corporate Governance

BOARD AFFAIRS AND NOMINATING COMMITTEE	Number of Meetings Held in Fiscal 2018: 5

The Board Affairs and Nominating Committee of the Board (the BANC) met five times in 2018. The Board has determined that each of the members of the BANC is "independent," as defined in the independence requirements for members of nominating committees contained in the applicable listing standards of the NYSE.

The BANC assists the Board in its oversight responsibility as follows:

  •
  makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees and their initial respective charters;

  •
  establishes specific written criteria by which Director nominees shall be qualified;

  •
  periodically evaluates whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, background's and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders;

  •
  determines the preferred qualifications and characteristics for potential Board nominees, which is shared with our third party search firm;

  •
  identifies and screens potential nominees, consistent with the criteria approved by the Board;

  •
  makes recommendations concerning Director and nominee independence, attendance and performance;

  •
  reviews any transactions between Grainger and related persons (as further discussed below);

  •
  evaluates in its annual review the overall performance of the Board and its Committees;

  •
  oversees corporate governance, including

    o
    recommending corporate governance guidelines, including annual review of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board,

    o
    recommending the Lead Director,

    o
    recommending Board Committee responsibilities, Committee Chairs, and members,

    o
    determining policies regarding rotation of Directors among the Committees,

    o
    evaluating the Board in the area of corporate governance, including the adequacy of the information supplied to the Board,

    o
    evaluating the Board's performance of its oversight responsibilities relative to the management of Grainger, and

    o
    recommending retirement, compensation, and other policies applicable to Directors.

  •
  oversees on an annual basis the Company's corporate social responsibility activities to advance the interest of shareholders, including involvement in the communities Grainger serves and promotion of a sustainable environment;

  •
  makes initial assessments regarding major issues or proposals concerning corporate governance;

Proxy Statement         17

Corporate Governance

  •
  works with the Compensation Committee to annually review senior management organization and succession; and

  •
  leads the annual review of management's performance, including the CEO to the extent necessary to supplement the Compensation Committee of the Board's review of CEO performance relative to CEO compensation goals and objectives.

COMPENSATION COMMITTEE	Number of Meetings Held in Fiscal 2018: 5

The Compensation Committee of the Board (the Compensation Committee) met five times in 2018. The Board has determined that each member of the Compensation Committee is "independent," as defined in the independence requirements for members of compensation committees in the applicable rules of the SEC, the listing standards of the NYSE, and under the Internal Revenue Code.

The Compensation Committee assists the Board in its oversight responsibility as follows:

  •
  oversees Grainger in the area of compensation and benefits to ensure that:

    o
    the Board appropriately discharges its responsibilities relating to senior management compensation,

    o
    the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

    o
    compensation and benefit policies and practices reflect the highest level of transparency and integrity,

    o
    compensation is aligned with shareholder value creation and strategic objectives;

    o
    compensation, especially senior management compensation, is linked to both personal and Company performance, and provides appropriate incentives to increase shareholder value,

    o
    the Company's compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking, and are administered in a transparent manner,

    o
    the interests of shareholders are protected, and

    o
    all equity-based plans and incentive plans are appropriately designed and administered, including the review and approval of the performance measures applicable to the Company's short-term and long-term incentive plans.

  •
  provides independent oversight of the administration of the Company's shareholder approved equity plans;

  •
  annually reviews and approves CEO compensation, as follows:

    o
    review and approve corporate goals and objectives relevant to CEO compensation,

    o
    evaluate CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

18         www.grainger.com

Corporate Governance

      o
      together with the other independent Directors, determines and approves, in its sole discretion, the CEO's total compensation based on the above evaluation, in executive session without members of management present.

  •
  reviews and recommends to the Board for approval the compensation paid to the CEO's direct reports, including the other Named Executive Officers;

    o
    Members of management (including some of the Named Executive Officers) assist the Compensation Committee in providing recommendations for the design of Grainger's compensation program for its Named Executive Officers, other officers, and employees. Management also recommends salary and award levels for the Committee's review and recommendation, except those related to the CEO.

  •
  together with the other independent Directors as directed by the Board, determine, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

  •
  approves annual grants of equity-based compensation awards (including, stock options, restricted stock units (RSUs), and performance restricted stock units (PRSUs)) to Named Executive Officers, other officers and employees under approved shareholder plans; and, may delegate to management limited authority to grant "off-cycle" equity-based compensation awards of stock options and RSUs to non-officer employees, and to CEO direct reports that are new hires; and, awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee's next meeting. The pool of shares available to management under this delegation is refreshed annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion; and

  •
  retain, terminate, and approve the compensation for an independent compensation consultant that will report directly to the Compensation Committee, determine the independence of such independent compensation consultant, and routinely meet in an executive session with the independent compensation consultant, without management present.

Proxy Statement         19

Corporate Governance

LEADERSHIP STRUCTURE

The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles for the Board of Directors (the Operating Principles) and the Committee charters, allow for the independent Directors to effectively exercise the Board's authority in overseeing critical matters of strategy, operations, enterprise risk management, and financial reporting.

The Board carefully considered its leadership structure and believes that a combined Chairman/CEO position represents the best long-term leadership structure for Grainger. In the Board's view, having a single individual serving as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed. The Board's Lead Director structure helps assure these functions are properly and timely performed. The Board does not believe that separating the role of the Chairman and CEO would result in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders.

The duties performed by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his or her performance, and setting his or her compensation. In deciding that a combined Chairman and CEO position is the appropriate long-term leadership structure for Grainger, the Board also recognizes the need for independent leadership and oversight. Since 1995, the Operating Principles provide for a leadership role to the independent Director serving as Chair of the BANC. Over time, this Lead Director has been responsible for facilitating Board involvement on major issues and/or proposals, reviewing meeting agenda and information to be provided to the Board, consulting with Directors, the CEO and management, and presiding at executive sessions of the Board.

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and CEO position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

LEAD DIRECTOR

In 2010, the Board revised its Operating Principles and Grainger's By-laws to create the leadership position of Lead Director, to be elected by and from the Board's independent Directors. The current Lead Director, Mr. Stuart L. Levenick, was appointed to serve in this capacity after the April 2014 annual meeting of shareholders. Among the duties assigned to the Lead Director is the responsibility for:

  •
  presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors;

  •
  serving as the primary liaison between the Chairman and the independent Directors;

  •
  calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board;

  •
  soliciting feedback from non-employee Directors on agenda items for Board meetings and collaborating with the Chairman in developing and approving Board meeting agendas;

20         www.grainger.com

Corporate Governance

  •
  coordinating with the Board Affairs and Nominating Committee and the applicable Board Committee Chairs the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors;

  •
  leading the Board in its annual review of the Board and management's performance, including the CEO, to the extent necessary to supplement the Compensation Committee's review of the CEO's performance relative to applicable compensation goals and objectives;

  •
  being available, as necessary, for consultation and communication with major shareholders;

  •
  coordinating with the BANC the Director recruitment and interview process; and

  •
  reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

The Board recognizes that a rigorous evaluation process is an essential component of strong corporate governance practices and promoting ongoing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: full Board evaluation, Committee evaluations, and Director self-assessment. These evaluations, which are annually reviewed by an external corporate governance expert, ask Directors to rate how the Board performs and seek feedback on more open-ended topics, including Board and Committee processes and effectiveness, including for example:

  •
  the priority of Board issues, including issues and items that should be discussed at future meetings;

  •
  the quality and timeliness of information provided to the Board;

  •
  the quality of discussions, including Director candor and engagement; and

  •
  the areas for improvement in overall Board effectiveness.

Proxy Statement         21

Corporate Governance

The results of the evaluations are compiled anonymously and include responses and comments. The results of the completed Board evaluations and individual Director self-assessments are furnished to the Lead Director, while the results of the completed evaluations for the Committees are furnished to the corresponding Committee Chairs, and then discussed at the Board and Committee meetings, respectively. Below is an overview of the key steps in the annual evaluation process:

Annual Board, Committee and Director Evaluation Process

The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.

As a result of the Board's 2018 evaluation process, the Board identified the need for Director education opportunities in digital marketing. Accordingly, later in 2018, all Directors participated in a half-day digital marketing seminar, led by two marketing professors from Kellogg School of Management, Northwestern University.

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BOARD OVERSIGHT

The Board oversees its management to, among other things, encourage management communication with our shareholders, ensure effective succession planning to maximize long-term corporate performance, evaluate management's performance against its goals, help management assess long-term strategies for, and oversee risk management processes and policies of, the Company, and to evaluate the Company's commitment to social responsibility.

Board's Role in Shareholder Engagement

The Board believes it is important that the Company's strategy is effectively communicated to its shareholders, and that shareholders' perspectives are understood and considered by the Board. During 2017 and 2018, the Board's Lead Director met with a variety of institutional investors to explain the Company's corporate governance practices and policies as part of a corporate governance roadshow.

As part of its oversight role, the Board routinely receives reports and briefings from the Company's Investor Relations team. Grainger has a comprehensive shareholder engagement program. During 2018, we engaged with a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO and VP of Investor Relations, and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, and environmental, social and governance matters. Contact with shareholders includes quarterly earnings calls, individual meetings and other channels of communication. In 2018, we engaged with institutional shareholders representing more than 30% of our outstanding shares. Throughout the shareholder engagement in 2018, the Board routinely received updates from the Company's Vice President, Investor Relations, regarding shareholder concerns, trends, and various questions.

We will continue to engage with our shareholders on a regular basis to understand their perspectives and, as appropriate, incorporate their feedback on our performance, business strategies, executive compensation programs and corporate governance practices.

Succession Planning and Management Development

Our Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. Our Board has delegated primary oversight responsibility for succession planning and management development to the BANC. The Committee reports on its activities to the full Board, which routinely addresses succession planning during executive sessions.

Our Board generally conducts, at least once a year, an in-depth review of senior leader development and succession planning, including emergency succession scenarios. This review addresses the Company's management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances Grainger's strategic objectives, the Board and the BANC also regularly consult with the Chairman of the Board and CEO on the Company's organizational needs, the leadership potential and related development plans for key managers, and plans for future development and emergency situations.

Proxy Statement         23

Corporate Governance

Board's Role in Risk Oversight

The Board has overall responsibility for risk oversight. Its role is to oversee risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis. In addition, the risks monitored include threats to information technology systems and other issues of cyber security as part of our overall Enterprise Risk Management (ERM) initiatives. As part of these initiatives, the Board oversees and reviews the Company's processes for cybersecurity risk, including the Company's framework for detecting, mitigating and addressing cybersecurity incidents.

Both the Board and the Audit Committee regularly review Grainger's risk assessment and risk management processes and policies, including receiving regular reports from the Company's Chief Information Security Officer, and the members of Grainger's management who are responsible for risk assessment and risk management on the effectiveness of Grainger's ERM initiatives. As part of its oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by Grainger's compensation programs and their impact on long-term shareholder value.

Corporate Social Responsibility

Grainger is committed to being a responsible corporate citizen and strives to integrate environmental, social and governance (ESG) principles into the daily operation of its business. Grainger's Corporate Social Responsibility (CSR) platform includes our commitment to operating responsibly, valuing our people, serving our communities and sustaining our environment. These commitments shape our focus on corporate citizenship and fuel our determination to make a positive difference today and in the future.

We integrate citizenship initiatives into the Company's strategy and daily operations at each level of our business. This begins with oversight by the BANC. The BANC annually reviews the Company's promotion of environmental sustainability and community engagement. In addition, the BANC receives routine reports and updates on ESG matters. In 2017, the Board appointed a new Director with expertise in sustainability. The Company's CSR Advisory Council, led by a senior executive and comprised of a select group of senior-level team members, provides guidance, strategic awareness and counsel to the Company's CSR program. Also, the Company has a cross-functional CSR Working Group that implements day-to-day programs and drives progress toward the success of our roadmap.

The Company began reporting with reference to the Global Reporting Initiative's Sustainability Reporting Standards in 2016 and, since 2017, has been a member of the Dow Jones Sustainability Index. In 2018, the Company met its emissions reduction target two years early.

Grainger publishes an annual CSR report that is periodically updated and, while it is available on Grainger's website at http://www.GraingerCSR.com, it is not being incorporated by reference into this proxy statement.

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OTHER COMMUNICATIONS WITH DIRECTORS

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual Directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the Governance section of Grainger's website at http://www.grainger.com/investor.

AVAILABLE INFORMATION

All the documents below are available to shareholders and are available in the Governance section of Grainger's website at http://www.grainger.com/investor or in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Business Conduct Guidelines

Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC to apply to a company's chief executive officer, chief financial officer, and chief accounting officer or controller. Our Business Conduct Guidelines are posted in the Governance section on Grainger's website at http://www.grainger.com/investor.

Operating Principles for the Board of Directors

Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Committee Charters

The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Corporate Social Responsibility

Grainger publishes a CSR report that is periodically updated and, while it is available in the Corporate Social Responsibility section of Grainger's website at http://www.GraingerCSR.com, it is not being incorporated by reference into our proxy statement.

Proxy Statement         25

Corporate Governance

DIRECTOR COMPENSATION

Grainger's non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock grant of $145,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.

Grainger's non-employee Directors are compensated at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis / page 39. The Compensation Committee's independent compensation consultant periodically reviews and updates the comparator group as well as comparative compensation information and advises on Director compensation.

The Directors' compensation program, which was last adjusted in April 2018, consists of the following:

Compensation for	Value

Annual Cash Retainer for each Director	$100,000

Annual Retainer for the Lead Director	$25,000

Deferred Stock Unit Grant for each Director	$145,000

Chair Retainers:
Audit Committee	$20,000
Compensation Committee	$15,000
Board Affairs and Nominating Committee	$10,000

All non-employee Directors receive an annual deferred stock unit grant worth $145,000. In 2018, the number of shares covered by each grant was equal to $145,000 divided by the 200-day average stock price through January 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. Beginning with the 2019 equity grants, Grainger will adjust this methodology for both Directors and grant-eligible employees from a 200-day average to a 20-day average to better reflect market practice. The deferred stock units are settled in shares upon termination of service as a Director. Directors may defer their annual cash retainers, Lead Director retainer, Committee Chair retainers (as applicable), and meeting fees into a deferred stock unit account.

Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition / page 56). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.

Grainger matches Directors' charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

Mr. Macpherson, who is an employee of Grainger, does not receive any compensation for serving as a Director.

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2018 Director Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total

Rodney C. Adkins	$100,000	$211,068	$7,500	$318,568

Brian P. Anderson	$100,000	$211,068	$7,500	$318,568

V. Ann Hailey	$120,000	$211,068	$0	$331,068

Stuart L. Levenick	$135,000	$211,068	$0	$346,068

Neil S. Novich	$100,000	$211,068	$7,500	$318,568

Beatriz R. Perez	$100,000	$211,068	$7,500	$318,568

Michael J. Roberts	$115,000	$211,068	$7,500	$333,568

E. Scott Santi	$100,000	$211,068	$7,500	$318,568

James D. Slavik	$100,000	$211,068	$7,500	$318,568

Lucas E. Watson	$100,000	$211,068	$7,500	$318,568

(1)
Represents cash fees received in 2018.

(2)
Represents the grant date fair value of an award of 755 deferred stock units made on April 25, 2018, with immediate vesting that will be paid upon termination from service, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The number of stock units was determined by dividing the grant dollar value by the 200-day average stock price as of January 31 in the year of the grant, a methodology consistent with the calculation used for equity awards to grant-eligible employees. Beginning with the 2019 equity grants, Grainger will adjust this methodology for both Directors and grant-eligible employees from a 200-day average to a 20-day average to better reflect market practice.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company's matching gift program with respect to donations made and matched in 2018. The Directors receive no direct or indirect benefit from the matching contributions.

Proxy Statement         27

Corporate Governance

OWNERSHIP OF GRAINGER STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of December 31, 2018, concerning any person known to Grainger to beneficially own more than 5% of Grainger's common stock, as reported on Schedule 13G or Schedule 13G/A. The information in the table and the related notes is based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,878,035(2)	10.43%

Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,808,443(3)	8.5%

James D. Slavik 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	3,669,085(4)	6.5%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,372,604(5)	6.0%

Longview Partners (Guernsey) Limited(6) PO Box 559 Mill Court La Charroterie St Peter Port Guernsey GY1 6JG United Kingdom	3,155,394(6)	5.6%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 11, 2019, The Vanguard Group has sole voting power with respect to 57,070 shares, shared voting power with respect to 11,332 shares, sole dispositive power with respect to 5,810,814 shares, and shared dispositive power with respect to 67,221 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 42,105 shares or .07% of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 39,493 shares or .07% of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings. The Schedule 13G/A certifies that the securities were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

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(3)
Based on information provided in a Schedule 13G/A filed on February 8, 2019, Ms. Susan Slavik Williams has sole voting power with respect to 3,164,341 shares, shared voting power with respect to 8,342 shares, sole dispositive power over 3,164,341 shares and shared dispositive power over 1,644,102 shares. The 4,808,443 shares exclude 783,743 shares held in trusts over which Ms. Susan Slavik Williams has no dispositive or voting power. The 8.5% calculation is based on the number of shares shown to be outstanding as of September 30, 2018 on Grainger's Quarterly Report on Form 10-Q filed on November 1, 2018. Ms. Slavik Williams is the cousin of James D. Slavik, a current Director. Neither Mr. Slavik nor Ms. Slavik has beneficial ownership of the other's shares.

(4)
Based on information provided in a Schedule 13G/A filed on February 6, 2019, Mr. James D. Slavik has sole voting power over 2,795,593 shares, shared voting power with respect to 873,492, sole dispositive power with respect to 1,159,833 shares, and shared dispositive power with respect to 2,509,252 shares. The 3,669,085 shares excludes 1,039,490 shares that are held in trusts for the benefit of Mr. Slavik's adult children who do not share his home and who serve as sole trustees of such trusts. The 6.5% calculation is based on the number of shares shown to be outstanding as of September 30, 2018 on Grainger's Quarterly Report on Form 10-Q filed on November 1, 2018.

(5)
Based on information provided in a Schedule 13G/A filed on February 6, 2019, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 2,848,575 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds, from the sale of Grainger's common stock. No one person's interest in the Grainger common stock is more than five percent of the total outstanding common shares. The Schedule 13G/A certifies that the securities were acquired and held in the ordinary course of business and not with the purpose of changing or influencing the control of Grainger.

(6)
Based on information provided in a Schedule 13G filed on February 14, 2019, Longview Partners (Guernsey) Limited, Longview Partners LLP, and Longview (UK) Limited (collectively referred to hereafter as "Longview Partners") each has (i) shared voting power with respect to 2,095,784 shares and (ii) shared dispositive power over 3,155,394 shares. Longview Partners (Guernsey) Limited is an investment advisor registered under section 203 of the Investment Advisors Act of 1940. Longview Partners (UK) Limited is 100% owned by Longview Partners (Guernsey) Limited. Longview Partners (UK) Limited is the managing member of Longview Partners LLP. The shares reported herein have been acquired on behalf of discretionary clients of Longview Partners. Persons other than Longview Partners are entitled to receive dividends from, and proceeds from the sale of, those shares. None of those persons to the knowledge of Longview Partners has an economic interest in more than 5% of the class. The Schedule 13G certifies that the securities were acquired and held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

Proxy Statement         29

Corporate Governance

Security Ownership of Management

The table below shows the ownership of Grainger common stock as of March 4, 2019, by our Directors, named executive officers, and all of our Directors and executive officers as a group.

Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days (1)	Stock Units (2)	Percent of Class (3)

James D. Slavik (4) 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	3,669,085	0	21,386	6.6%

Rodney C. Adkins	400	0	3,188	*

Brian P. Anderson	3,340	0	18,039	*

V. Ann Hailey	200	0	12,108	*

Joseph C. High	0	34,270	0	*

John L. Howard (5)	753,257	52,737	24,811	1.4%

Ronald L. Jadin	8,169	82,736	7,438	*

Stuart L. Levenick	400	0	18,542	*

D.G. Macpherson	34,039	83,137	8,507	*

Deidra C. Merriwether	0	7,483	5,092	*

Neil S. Novich	4,605	0	26,705	*

Thomas B. Okray	0	0	8,690	*

Beatriz R. Perez	0	0	1,646	*

Paige K. Robbins	5,536	18,022	4,519	*

Michael J. Roberts	1,000	0	21,454	*

E. Scott Santi	303	0	7,268	*

Lucas E. Watson	195	0	1,487	*

Directors and Executive Officers as a group (6)(7)	4,480,529	279,250	195,547	8.5%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of restricted stock units credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Mr. Slavik's ownership of 3,669,085 shares excludes 1,039,490 shares that are held in trusts for the benefit of his adult children who do not share his home and who serve as sole trustees of such trusts.

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Corporate Governance

(5)
Includes 18,406 shares as to which Mr. Howard has sole voting and investment power, and 734,851 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a Director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(6)
Includes 3,244,298 shares as to which members of the group have shared voting and/or investment power.

(7)
Excludes 1,039,490 shares held by certain family members, as to which shares members of the group disclaim voting or investment power.

Proxy Statement         31

Corporate Governance

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish us with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and we are required to report in this proxy statement any failure by Directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our Directors and officers, we believe that all such filing requirements were timely met during 2018.

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Corporate Governance

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (the SEC) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually; and, it was last amended by the Board on December 12, 2018. The charter is available on the Governance section of Grainger's website at http://www.grainger.com/investor.

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (EY), the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 "Communications with Audit Committees" adopted by the Public Company Accounting Oversight Board (PCAOB). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY's independence and the Audit Committee discussed with EY the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC.

V. Ann Hailey, Chair
Brian P. Anderson
Neil S. Novich
E. Scott Santi
Lucas E. Watson

Members of the Audit Committee of
the Board of Directors

Proxy Statement         33

Corporate Governance

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The following table sets forth the fees for professional services rendered by Ernst & Young with respect to fiscal years 2018 and 2017, respectively:

Fee Category	2018	2017

Audit Fees (1)	$5,736,000	$6,164,900

Audit-Related Fees (2)	223,500	224,100

Tax Fees (3)	700,000	678,500

All Other Fees (4)	7,000	3,000

Total Fees	$6,666,500	$7,070,500

(1)
Audit Fees.    Consists of fees billed for professional services rendered for the audit of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements. Fees for the fiscal year ended December 31, 2017 were originally reported to the Company by EY as $5,966,200. The amount reported in this table has been corrected to reflect the final fees as reported to the Company by EY following the filing of the Company's 2018 Annual Notice of Meeting and Proxy Statement.

(2)
Audit-Related Fees.    Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger's financial statements and are not reported under "Audit Fees." These services include the audits of Grainger's employee benefit plans and various attest services.

(3)
Tax Fees.    Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees.    Consists of fees billed for all other professional services rendered to Grainger, other than those reported as "Audit Fees," Audit-Related Fees" and "Tax Fees."

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.

Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.

The Company's Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.

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Corporate Governance

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company's independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

Proxy Statement         35

Corporate Governance

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP's (EY) appointment for the 2019 fiscal year, the Committee reviewed the firm's qualifications and competencies, including the following factors:

•

EY's historical performance and its recent performance during its engagement for the 2018 fiscal year;

•

EY's capability and expertise in handling the breadth and complexity of the Company's operations;

•

the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company's financial statements;

•

the quality of EY's communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•

external data on audit quality and performance, including recent PCAOB reports on EY; and

•

EY's reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company's independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY's personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY's lead engagement partner.

The Audit Committee and the Board of Directors believe that the continued retention of EY to serve as the Company's independent auditor for the year ending December 31, 2019 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

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Corporate Governance

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company's proxy statement for its 2019 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC. The Compensation Committee acts under a charter that is reviewed annually and was last approved by the Board on December 12, 2018. The Amended and Restated charter is available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Michael J. Roberts, Chairman
Rodney C. Adkins
Stuart L. Levenick
Beatriz R. Perez
James D. Slavik

Members of the Compensation Committee of
the Board of Directors

INDEPENDENT COMPENSATION CONSULTANT; FEES

In overseeing the Company's compensation programs, the Compensation Committee of the Board (the Compensation Committee) develops programs based on its own deliberations, programs and recommendations from management, and compensation and benefits consultants, including its independent compensation consultant.

After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Deloitte Consulting LLP (Deloitte Consulting) is independent and retained Deloitte Consulting as its independent compensation consultant.

At the Compensation Committee's direction, the independent compensation consultant:

  •
  attends Compensation Committee meetings;

  •
  assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

  •
  provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

  •
  helps the Compensation Committee evaluate recommendations proposed by management;

  •
  assists with incentive compensation program design, structure, and selection of the metrics;

  •
  annually reviews and recommends appropriate comparator companies used for compensation studies;

  •
  conducts or assists in risk reviews of the Company's performance and incentive-based compensation programs; and

  •
  provides periodic updates on executive compensation trends and regulatory developments, and undertakes special projects as assigned.

Proxy Statement         37

Corporate Governance

The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2018:

Type of Fee	2018

Executive Compensation Consulting	$217,380

All Other Consulting	$2,636,296

Total Fees	$2,853,676

Executive Compensation Consulting Fees:    Consists of fees billed for services provided to advise the Compensation Committee with respect to executive and Director compensation.

All Other Consulting Fees:    Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, did not have any conflicts of interest.

38         www.grainger.com

C	ompensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes the Company's compensation philosophy and programs generally, and explains the compensation paid to the most highly compensated executives in 2018—the Named Executive Officers (NEOs).

Named Executive Officers (NEOs) for 2018

Officer	Title

D.G. Macpherson	Chairman of the Board & Chief Executive Officer (CEO)

Thomas B. Okray	Senior Vice President & Chief Financial Officer

John L. Howard	Senior Vice President & General Counsel

Paige K. Robbins	Senior Vice President, Grainger Chief Digital Officer

Deidra C. Merriwether	Senior Vice President, U.S. Direct Sales & Strategic Initiatives

Former Officer	Title

Ronald L. Jadin	Former Senior Vice President & Chief Financial Officer

Joseph C. High	Former Senior Vice President & Chief People Officer

The titles in the table above reflect positions held by the NEOs as of the end of 2018, and remain unchanged as of the date of this proxy statement.

Leadership Transitions

Several leadership transitions took place during 2018, including:

  •
  Mr. Okray was appointed as Grainger's Senior Vice President & Chief Financial Officer on May 2, 2018, replacing Mr. Jadin who retired effective May 2, 2018.

  •
  Ms. Merriwether was designated as an executive officer of the Company effective October 31, 2018.

  •
  Mr. High retired as Grainger's Senior Vice President & Chief People Officer effective August 31, 2018.

Executive Summary

    The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

The Company's overall compensation structure is designed to drive profitable growth leading to shareholder value creation. Employees at all levels of the Company, including its executives, are

Proxy Statement         39

Compensation Discussion and Analysis

provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance while not encouraging excessive risk taking.

Pay for performance highlights for 2018 include:

  •
  short-term financial results exceeded expectations and therefore the payout for the annual bonus program was above target; and

  •
  long-term results for the three-year 2016 Performance Share cycle met profitability expectations, therefore payout approximated target.

A key difference in 2018 to the Company's compensation plan design and administration was the Company's change to the long-term incentive mix for awards to 50% stock options and 50% performance restricted stock units (PRSUs) (from 50% stock options and 50% performance shares). This change occurred in response to market practice and to provide appropriate incentives to drive shareholder value creation.

In 2018, NEO compensation mix did not change, as it includes a combination of base salary, short-term incentives, long-term equity incentives including PRSUs and stock options, and a performance-based retirement vehicle. These components are combined to provide Company executives with appropriate incentives for profitable long-term growth.

The Company's NEO compensation is comprised of the following components:

Compensation Element	Purpose	Link to Performance	Fixed/ Performance Based	Short/Long Term

Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Based on individual performance.	Fixed	Short-Term

Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.	Performance Based	Short-Term

Stock Options	Directly links managers' and shareholders' interests by tying long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, while the ultimate value of the program is linked to stock price performance prior to exercise.	Performance Based	Long-Term

PRSUs	Aligns compensation with the Company's business strategy and the long-term creation of shareholder value.	Linked to achieving a predetermined Company 3-year profitability.	Performance Based	Long-Term

Retirement/Profit Sharing	Aligns the interests of the employees and shareholders as the Company's annual contribution varies year to year based on ROIC.	Linked to financial performance—contributions greater than 8% are based on Company performance.	Performance Based	Long-Term

40         www.grainger.com

Compensation Discussion and Analysis

In order to encourage profitable growth while protecting shareholders' interests, the Company's compensation programs include the following risk mitigating features:

Compensation Program vs. Risk Mitigating Action	Annual Incentives	Stock Options	PRSUs

Robust Goal Setting	✓	✓	✓

Balanced Performance Measures	✓	✓	✓

Claw back Polices	✓	✓	✓

Stock Ownership Requirements	N/A	✓	✓

Performance Payouts Capped	✓	✓	✓

No Dividend Equivalents Paid on PRSUs	N/A	N/A	✓

Compensation Committee Oversight	✓	✓	✓

Internal and Independent External Risk Review	✓	✓	✓

Restrictions on Hedging and Pledging	N/A	✓	✓

Target total compensation for the Company's employees is generally set to approximate the market median. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation—which aligns management to shareholders. As shown in the table below, NEO compensation is structured so that the largest component is long-term equity (stock options and PRSUs), followed by base salary and the performance-based annual incentives. Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee's independent compensation consultant). NEO base salaries and long-term incentive grants are determined based on many factors including individual performance, responsibilities, and the overall relation to market levels of compensation.

These components and the use of performance-based pay are consistent with the compensation mix of the comparator group. The tables below show compensation components as a percentage of the total target compensation package.

Proxy Statement         41

Compensation Discussion and Analysis

"2018 Adjusted ROIC" means the Company's Return on Invested Capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (p. 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018), divided by net working assets (a 5-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal Total assets less cash equivalents (part of Cash and cash equivalents; 5-point average of $173.6 million), LIFO reserves (part of Inventories—net; 5-point average of $386.7 million), Deferred income taxes, and investments in unconsolidated entities (part of Other assets). Working liabilities equal Total current liabilities less Short-term debt, Current maturities of long-term debt and Income taxes payable. For purposes of the 2018 MIP payout, the Compensation Committee has accepted the Company's calculation of 2018 Adjusted ROIC.

"Annual Compensation" consists of base salary and the annual incentive plan as described further under "Annual Incentives."

"Fixed/Individual Based Compensation" consists of base salary as described further under "Base Salaries."

"Long-term Compensation" consists of stock options, PRSUs, and retirement profit sharing. Annual retirement profit sharing contributions are based on the Company's short-term performance; distributions are restricted, with full vesting of contributions once a participant has achieved five years of service with the Company as described further under "Long-Term Incentives" and "Other Benefits."

"Peers" are the comparator group in the 2018 Deloitte Consulting Compensation Study as described further under "Compensation Comparator Group."

"Performance Based Compensation" consists of the annual incentive plan, long-term incentives, and retirement profit sharing as described further under "Annual Incentives" and "Long-Term Incentives."

The Company's compensation structure links pay with Company performance. Our 2018 financial results exceeded expectations and therefore the annual bonus payment was above target. The Company's long-term plan, established in 2016, met the target results for three year ROIC and therefore payout approximated target for this program.

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Compensation Discussion and Analysis

The Company is focused on profitable daily sales growth over the short- and long-term. The Company believes that using capital efficiency (ROIC) and revenue (sales growth) is appropriate because the metrics are tied to shareholder values in both the short-term and long-term:

  •
  Different Performance Goals.  The short-term incentive program focuses on one-year sales growth compared to the prior year and a pre-determined ROIC, with both measures linked to the Company's one-year plan. The long-term incentive program focuses on three-year average ROIC performance.

  •
  Different Time Periods.  The short-term incentive program focuses on the achievement of sales growth and ROIC over one year. The long-term incentive program focuses on three-year average ROIC performance above 18%.

  •
  Company-Wide Performance Measures.  Performance is measured at the Company- wide level as opposed to specific business unit or regional levels.

  •
  Maximum Payout is Capped.  Short-term incentive plans are capped at 200% of the target award and long-term incentives are capped at 100% of the target shares.

As a result, the Company believes that ROIC and sales growth are appropriate metrics and do not create unreasonable risk.

Compensation Philosophy, Plans, and Practices

    As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders:

  •
  Emphasis on Variable Performance-Based Compensation.  Between 40% and 88% of the NEOs' target compensation is tied to Company performance.

  •
  Performance Thresholds and Caps.  Both the annual incentive and performance share programs require a threshold level of performance in order to achieve any payment, and the maximum payments are capped.

  •
  Stock Ownership Requirements.  The Chairman and CEO is required to hold equity in the Company worth at least 6x his base salary, and all other NEOs are required to hold at least 3x base salary. Those who fail to achieve ownership requirements will not receive future equity-based awards.

  •
  Double-Trigger Change in Control Requirements.  Both the existing Change in Control Agreements and awards under the W.W. Grainger, Inc. 2015 Incentive Plan, as amended and restated as of October 31, 2018 (the 2015 Incentive Plan), have double-trigger change in control provisions.

  •
  Prohibition on Hedging and Pledging.  NEOs and Directors are prohibited from hedging their ownership in Company shares, and from pledging Company shares as collateral for a loan or a margin account.

  •
  Claw back Provisions.  The Company has established recoupment policies with respect to executive compensation in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company's property or reputation or violations of non-competition or non-solicitation agreements, or in the event an Executive receives any amount in excess of what the Executive should have received for any reason.

Proxy Statement         43

Compensation Discussion and Analysis

  •
  Executive Physicals.  In order to ensure the stability of the leadership team, the Company requires that the NEOs and certain other Company officers have periodic physical examinations.

  •
  Annual Risk Reviews.  The Company conducts an annual risk review based on a process recommended by the Compensation Committee of the Board's independent compensation consultant.

    The Company's compensation programs also maintain alignment with shareholders by not including certain features:

  •
  No Cash Buyouts of Underwater Stock Options, Repricing, or Stock Options issued at a discount. Stock options issued will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted stock option.

  •
  No Excessive Change in Control Agreements. The maximum cash benefit is equal to 2x salary and target bonus.

  •
  No Change in Control Agreements with Excise Tax Gross-ups.

  •
  No Tax Gross-ups on Perquisites.

  •
  No Employment Agreements. The Company does not maintain any employment agreements with its NEOs.

  •
  No Dividend Equivalents Paid on Unearned Performance-Based Awards

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance.

Compensation Committee of the Board

    The Compensation Committee of the Board is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and employees. The Committee is responsible for ensuring that the Company's compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Committee is also charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, individual and Company performance, the executive's overall experience, replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in

44         www.grainger.com

Compensation Discussion and Analysis

evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives as a whole (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Committee's evaluation of vested and unvested awards and the retention value of these awards.

Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.

In discharging its responsibilities, the Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the applicable rules and regulations. The Compensation Committee's charter is available in the Governance section of Grainger's website at http://www.grainger.com/investor.

Proxy Statement         45

Compensation Discussion and Analysis

The following steps are performed each year to review, recommend, and approve NEO compensation. These steps are described further under "Role of Management," "Compensation Comparator Group," and "Base Salaries."

	Determine Comparator Group	Perform Executive Compensation Study	Determine CEO Pay	Determine NEO Pay

Purpose	A review of the comparators is performed to maintain a group of companies that are relatively similar in complexity and size to Grainger	An analysis of NEO compensation versus the comparator group is performed to ensure compensation is market competitive
Recommendations for base salaries, performance shares and stock options, and any changes to the structure and targets of short-term and long-term incentive programs are made to update compensation based on market data.

Timing of Analysis	Annual	Annual	Annual	Annual

Recommendation	Recommended by the independent compensation consultant to the Compensation Committee	Recommended by the independent compensation consultant to the Compensation Committee	Reviewed and recommended by the Compensation	Recommended by Management

Approval	Reviewed and approved by the Compensation Committee	Reviewed by the Compensation Committee	Committee and approved by Independent Directors in Executive Session	Reviewed and recommended by the Compensation Committee and approved by the Board

Planned Timing of Approval	July	October	February	February

46         www.grainger.com

Compensation Discussion and Analysis

Risk Assessment

    The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term shareholder value. The Company's compensation programs are designed to include risk-mitigating features, and the Committee also engaged its independent compensation consultant (Deloitte Consulting) to assist with the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The incentive compensation programs include risk-mitigating components, such as:

  •
  balanced performance measures—sales growth combined with profitability;

  •
  robust performance measure selection and rigorous targets;

  •
  balanced mix of short-term and long-term incentives;

  •
  balanced mix of equity vehicles—stock options are combined with performance shares;

  •
  claw back provisions to recoup incentive compensation;

  •
  stock ownership, retention, and holding requirements; and

  •
  clear business conduct guidelines.

Since 2009, the Committee has engaged its independent compensation consultant, Deloitte Consulting, to conduct a risk assessment that is completed every three years. Deloitte Consulting conducted the Company's most recent triennial risk assessment in 2018 and the results were discussed with the Committee. For the interim years, the Company will conduct an annual internal risk review based on practices and methodologies recommended by the Committee's independent compensation consultant.

Based on the risk review and the Committee's discussions, the Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Say on Pay

At the 2018 annual meeting of shareholders, the annual advisory vote to approve the compensation of the Company's NEOs received the support of 97% of the shareholders voting on the proposal. The Compensation Committee has considered these results and believes that they confirm the appropriateness of the Company's current executive compensation policies and practices. The Company routinely discusses its compensation philosophy with its shareholders as part of investor relations activities.

The Company is required to seek shareholder vote on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The next advisory frequency vote is scheduled for 2023.

Proxy Statement         47

Compensation Discussion and Analysis

Role of Management

    Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.

Members of management assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with advisors from Deloitte Consulting to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant, together with other independent Directors (as directed by the Board), in executive session without members of management present.

Compensation Comparator Group

    The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company's compensation practices. A comparator group compensation study was conducted in 2018 (2018 Compensation Study).

The 2018 comparator group consists of 19 businesses that are relatively similar in complexity and size to the Company and represent the types of major companies with which the Company historically competes for executive talent. The companies that were selected for the 2018 Compensation Study are generally within a range of 0.5 to 2.0 times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The Committee relied on its independent compensation consultant, Deloitte Consulting, for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

48         www.grainger.com

Compensation Discussion and Analysis

Listed below are the 2018 Compensation Study comparator group and the 2017 revenues and enterprise values for each company.

Company	2017 Revenue ($mil)*	2017 Enterprise Value ($mil)**

Anixter International Inc.	$7,927	$3,722

Avnet, Inc.	$17,440	$5,744

CDW Corporation	$15,192	$14,510

Eaton Corporation plc	$20,404	$41,998

eBay Inc.	$9,567	$43,390

Fastenal Company	$4,391	$16,024

Genuine Parts Company	$16,309	$14,877

HD Supply Holdings, Inc.	$4,819	$9,070

Henry Schein, Inc.	$12,462	$13,191

Illinois Tool Works Inc.	$14,314	$62,518

Ingersoll-Rand Plc	$14,198	$25,158

Insight Enterprises, Inc.	$6,704	$1,908

LKQ Corporation	$9,737	$15,494

Parker-Hannifin Corporation	$12,029	$31,553

Sanmina Corporation	$6,869	$2,450

Tech Data Corporation	$26,235	$5,095

The Sherwin-Williams Company	$14,984	$48,884

Univar Inc.	$8,254	$7,045

WESCO International, Inc.	$7,679	$4,541

25th Percentile	$7,803	$5,420

50th Percentile	$12,029	$14,510

75th Percentile	$15,088	$28,355

W.W. Grainger, Inc.	$10,425	$15,634

Percent Rank	46%	63%

*
Revenue is for Fiscal Year 2017.

**
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of 12/31/2017.

The Compensation Committee reviewed and approved the comparator group and considered the findings of the 2018 Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the NEOs' earned and potential awards for 2018 were consistent with the Company's pay philosophy, Company and individual performance, and market practices (as reflected in the 2018 Compensation Study). Based on this review and the strong support from shareholders on the Say on Pay proposal, the Committee

Proxy Statement         49

Compensation Discussion and Analysis

did not make material adjustments to the design of the Company's compensation programs. The next Compensation Study and comparator group validation is scheduled to take place in 2019.

Base Salaries

    Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Annual base salary adjustments are considered and implemented to reflect individual performance, contribution and experience, and to maintain market competitiveness. The 2018 Compensation Study showed that, on average, the Company's base salaries for NEOs were approximately 14% above the market median.

Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Mr. Macpherson was determined by the Board with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson's compensation and evaluates each individual's performance in light of those goals and objectives. Together with the other independent Directors (as directed by the Board),the Compensation Committee determined and approved Mr. Macpherson's compensation level based on this evaluation, in executive session without members of management present.

Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.

Based on the process outlined above, on April 1, 2018, Mr. Macpherson's base salary remained flat at $1,030,000 (+0.0%).

The following base salary adjustments were made for the other NEOs effective April 1, 2018:

  •
  Mr. Okray's base salary was set at $700,000 upon his appointment as Grainger's Senior Vice President and Chief Financial Officer effective May 2, 2018;

  •
  Mr. Howard's base salary was increased to $705,000 (+0.8%);

  •
  Ms. Robbins' base salary was increased to $510,000 (+1.2%); and

  •
  Ms. Merriwether's base salary was increased to $452,962 (+3.7%).

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Compensation Discussion and Analysis

Annual Incentives

    Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The following table displays the 2018 MIP target payment, which is paid based on total Company results, applicable to each NEO.

Name	2018 Target Incentive (as a % of base salary)	Actual Payment (as a % of the target)

D.G. Macpherson	135%(1)	135%

Thomas B. Okray	90%(2)	135%

John L. Howard	80%(3)	135%

Paige K. Robbins	80%(4)	135%

Deidra C. Merriwether	50%	135%

Ronald L. Jadin	85%(5)	135%

Joseph C. High	75%(6)	135%

(1)
Mr. Macpherson's 2018 target incentive was increased from 125% to 135% of target effective April 1, 2018. Accordingly, his 2018 incentive amount is pro-rated at 125% of target for 3 months and 135% of target for 9 months.

(2)
Mr. Okray was appointed as Grainger's Senior Vice President & Chief Financial Officer effective May 2, 2018. Accordingly, his 2018 incentive amount is pro-rated for his 8 months of service in 2018.

(3)
Mr. Howard's 2018 target incentive was increased from 75% to 80% of target effective April 1, 2018. Accordingly, his 2018 incentive amount is pro-rated at 75% of target for 3 months and 80% of target for 9 months.

(4)
Ms. Robbins' 2018 target incentive was increased from 60% to 80% of target effective April 1, 2018. Accordingly, her 2018 incentive amount is pro-rated at 60% for 3 months and 80% for 9 months.

(5)
Mr. Jadin retired effective May 2, 2018. Accordingly, his 2018 incentive amount is pro-rated for his 4 months of service in 2018.

(6)
Mr. High retired effective August 31, 2018. Accordingly, his 2018 incentive amount is pro-rated for his 8 months of service in 2018.

The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Company MIP to ensure the program appropriately balances the Company's objectives, is aligned with long-term shareholder interest, and has appropriate and effective risk-mitigating components. While the measures and goals are clearly aligned with the Company's strategy, they also account for current economic conditions. The combination of sales growth and

Proxy Statement         51

Compensation Discussion and Analysis

ROIC performance, as well as threshold, target, and maximum payment levels, serves to mitigate risk to the Company's shareholders.

The Company believes the design of the annual incentive program creates shareholder value and encourages performance by focusing on profitable sales growth and ROIC. The basic framework of the MIP has been in place for more than ten years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Acquisitions and divestitures that occur during the year are not included in the calculation of daily sales growth or ROIC. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation.

The 2018 Company MIP was based on the Company's 2018 Adjusted ROIC and year-over-year daily sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together:

MIP Payment = (Sales Growth Performance + ROIC Performance)

The following table shows various payout scenarios that were established at the beginning of the year for 2018:

ROIC Performance	% Payout*

<20.6%	0%

20.6%	25%

25.1%	50%

29.6%	75%

34.1%	100%

Daily Sales Growth Performance	% Payout*

< –3.4%	0%

0.5%	25%

4.4%	50%

8.3%	75%

12.2%	100%

*
Payouts are interpolated on a straight-line basis.

**
For the year 2018, reported sales growth was 7.2% and 2018 Adjusted ROIC was 28.5%. This resulted in a final Company MIP payout of 135% of target.

The Company believes that it establishes sales growth and ROIC targets that are rigorous and provide an appropriate level of motivation. Under the Terms and Conditions of the MIP, the Committee has the discretion to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth.

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Compensation Discussion and Analysis

Incentive amounts paid to Mr. Macpherson, Mr. Howard, Ms. Robbins, Mr. Jadin, and Mr. High were based on the performance targets established for the 2018 MIP and were made under a separate annual incentive program described in the 2015 Incentive Plan. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA), this program was intended to qualify annual incentives for tax deductibility under Section 162(m) of the Internal Revenue Code (Section 162(m)). After the enactment of the TCJA, these annual incentives are no longer deductible under Section 162(m). Under the program, the Committee allocates a portion of an incentive pool to each participant.

Consistent with current practice, the 2019 MIP will continue to utilize daily sales growth along with ROIC as performance measures and all NEOs will be aligned to the Company MIP.

Long-Term Incentives

    The Company annually provides long-term incentives to NEOs and other key managers in order to align with the following elements of the Company's strategy to improve shareholder value:

  •
  achieve long-term business goals and objectives that increase shareholder value (including achieving financial performance that balances growth, profitability, and asset management);

  •
  reward management for taking prudent action and achieving results that create shareholder value;

  •
  attract qualified leaders to join the Company; and

  •
  retain management through business cycles.

In 2018, in response to market practice, the Company changed the long term incentive mix from 50% stock options and 50% performance shares to 50% stock options and 50% PRSUs. Providing a mix of different types of equity awards is consistent with market practice for senior executives. Using both stock options and PRSUs provides incentives to drive shareholder value creation and the three-year vesting schedule aids in executive retention. The Company's long-term incentives for NEOs are provided under shareholder-approved incentive plans.

The target number of shares provided for stock options and PRSUs is designed to approximate an economic value that targets the median of the compensation comparator group for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance. In 2018, the value was converted to shares using the 200-day average stock price as of January 31, 2018. Beginning with the 2019 equity grants, Grainger will adjust this methodology for both Directors and grant-eligible employees from a 200-day average to a 20-day average to better reflect market practice.

Proxy Statement         53

Compensation Discussion and Analysis

NEO Long-Term Incentives

Award	Weight	Vesting & Term	Performance Measure

Stock Options	50%	3-year vesting; 10 year term	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

PRSUs	50%	3-year vesting contingent on performance	3-year average ROIC.

Stock Options

The Company's stock options provide the right to purchase Company stock at a specified price over a ten-year term with three-year vesting. They are intended to directly link management's and shareholders' interests by tying a substantial portion of long-term incentives to stock price appreciation. The ten-year term is designed to focus the NEOs on long-term value creation. Three-year vesting encourages meaningful retention before an executive can realize any value created by stock price appreciation. Stock option repricing is not permitted under any of the Company's equity incentive plans. Stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported on the business day of the grant.

Performance Restricted Stock Units (PRSUs)

The Company's PRSU program provides the NEOs and other executives with a potential share payout depending on ROIC achievement over a three-year cycle. The actual number of shares paid to an NEO will be either 0% or 100% of the target number of PRSUs awarded. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and goals for a three-year performance cycle that begins January 1 of the first year. The ROIC component is measured at the end of the third year based on the three-year average. These measurement dates reinforce a long term focus. No dividend equivalents are paid on PRSUs.

The Compensation Committee selected these performance measures because they balance sales growth with long-term profitability, expense management, and asset management and align with objectives established in the annual incentive program. The Committee may use different sales growth and ROIC objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

2016-2018 Performance Share Cycle

For the 2016-2018 performance share cycle, the program was designed to reward for achievement based on a three-year average ROIC and 2018 sales. The sales goal was established when 2015 sales were $10.0 billion. The Company's average ROIC performance over the three-year period ending in 2018

54         www.grainger.com

Compensation Discussion and Analysis

and net sales in 2018 will determine the number of shares earned. The payout of the target performance share awards for this program cycle was made according to the following table:

3-Year Average ROIC Performance (2016 - 2018)	% Payout*

≤21.6%	0%

23.8%	50%

≥26.0%	100%

Total Company 2018 Sales	% Payout*

<$11.2B	0%

$11.7B	50%

≥$12.2B	100%

*
Payouts are interpolated on a straight-line basis.

In 2018, sales were $11.2 billion, and 3-year average ROIC for the performance period 2016 - 2018 was 25.8%. Accordingly, the participants earned 97% of their target. The Compensation Committee has accepted the Company's calculation of the 3-year average ROIC for purposes of the 2016 - 2018 performance share cycle.

2017-2019 Performance Share Cycle

The structure of the 2017 Performance Share Program is similar to the 2016 program. It is driven by total Company sales achieved in 2019 and 3-year average ROIC. The adjustment to the Target will be made by adding the results of the following two tables:

Total Company 2019 Sales	% Payout

<$11.4B	0%

$11.9B	50%

≥$12.4B	100%

3-Year Average ROIC Performance (2017 - 2019)	% Payout

≤19.1%	0%

21.6%	50%

≥24.0%	100%

Three-year average ROIC at or above 24% or sales at or above $12.24 billion in 2019 can independently achieve 100% of the target award. Achieving both will yield 200% of the target award. This award will remain at risk through 2019.

Proxy Statement         55

Compensation Discussion and Analysis

2018-2020 PRSU Cycle

The 2018 PRSU Program focuses on maintaining profitability over a three-year period. It is driven by total Company 3-year average ROIC. The adjustment to the Target will be based on the results of the following table:

3-Year Average ROIC Performance (2018 - 2020)	% Payout

<18%	0%

≥18%	100%

This award will remain at risk through 2020.

The Company will continue to evaluate equity vehicles for the 2019 program to remain responsive to market practice while continuing to provide appropriate incentives to drive shareholder value creation.

Stock Ownership Guidelines

    As of December 31, 2018, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the current NEOs are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

D.G. Macpherson	6x	Yes

Thomas B. Okray	3x	Yes

John L. Howard	3x	Yes

Paige K. Robbins	3x	Yes

Deidra C. Merriwether	3x	Yes

These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children, PRSUs, and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and performance share awards are not counted toward meeting the ownership guidelines.

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Compensation Discussion and Analysis

Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available in the Governance section of Grainger's website at http://www.grainger.com/investor) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company's (or its subsidiaries') equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them

Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's other employees, other than the benefits discussed in this section. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of retirement profit sharing compensation contribution to approximately 160 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Retirement profit sharing is the primary Company-sponsored retirement vehicle for U.S.-based employees. Retirement profit sharing aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to retirement profit sharing is based on ROIC. The Company contributes a minimum of 8% of payroll to the plan and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital is achieved. The Company's Profit Sharing Plan includes a 401(k) feature for all U.S.-based employees, including the NEOs. Of the 8% Company contribution, the first 3% (which is funded from the retirement profit sharing pool) will go into the 401(k).

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. There are currently 11 participants in the program.

Messrs. Macpherson and Howard and certain other Company officers have grandfathered participation in the Company's Executive Death Benefit Plan that was discontinued effective December 31, 2009. The beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive. The Company's policy is that, unless offered to other employees, it will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third party provider on an as needed basis. Officers also are allowed the business use of a car and driver, while Mr. Macpherson is allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. All other benefits, including the retirement profit sharing contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

Proxy Statement         57

Compensation Discussion and Analysis

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Comp.	Change in Pension Value and NQDC Earnings	All Other Comp. (4)	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

D.G. Macpherson	2018	$1,030,000	$0	$4,086,887	$3,100,501	$1,842,464	$0	$395,992	$10,455,844
Chairman of the Board &	2017	$1,022,500	$0	$2,634,042	$1,643,409	$1,210,250	$0	$456,158	$6,966,359
Chief Executive Officer	2016	$875,000	$0	$2,511,744	$1,070,785	$796,875	$0	$284,128	$5,538,532

Thomas B. Okray	2018	$498,630	$0	$2,450,059	$0	$567,000	$0	$795,845	$4,311,534
Sr. Vice President & Chief Financial Officer

John. L. Howard	2018	$703,533	$0	$796,617	$604,376	$749,486	$0	$185,994	$3,040,006
Sr. Vice President & General	2017	$694,042	$0	$622,544	$388,434	$492,889	$0	$261,308	$2,459,217
Counsel	2016	$673,828	$0	$332,937	$556,807	$381,808	$0	$93,599	$2,038,979

Paige K. Robbins	2018	$508,500	$0	$846,722	$262,778	$516,375	$0	$118,944	$2,253,319
Sr. Vice President, Grainger	2017	$484,185	$0	$203,537	$126,996	$268,464	$0	$94,921	$1,178,103
Chief Digital Officer	2016	$441,769	$0	$202,621	$171,356	$191,813	$0	$51,835	$1,059,394

Deidra C. Merriwether	2018	$448,922	$0	$293,843	$210,209	$305,749	$0	$100,035	$1,358,758
Sr. Vice President & President, US Direct Sales & Strategic Initiatives

Ronald L. Jadin	2018	$570,663	$0	$0	$0	$286,491	$0	$189,655	$1,046,809
Former Sr. Vice President &	2017	$743,541	$0	$910,056	$567,735	$598,447	$0	$158,779	$2,978,558
Chief Financial Officer	2016	$721,885	$0	$486,615	$813,818	$463,577	$0	$99,328	$2,585,223

Joseph C. High	2018	$476,667	$0	$692,814	$525,556	$365,612	$0	$130,034	$2,190,683
Former Sr. Vice President &	2017	$511,250	$0	$478,897	$298,806	$363,075	$0	$105,031	$1,757,059
Chief People Officer	2016	$495,250	$0	$256,192	$428,323	$281,250	$0	$68,099	$1,529,114

(1)
Mr. Jadin retired effective as of May 2, 2018. As part of his separation agreement, assuming continued compliance with all terms of the agreement, including its non-competition and non-solicitation provisions, he will receive base salary continuation for 18 months plus the continued vesting of outstanding equity.

Mr. High retired effective as of August 31, 2018. As part of his separation agreement, assuming continued compliance with all terms of the agreement, including its non-competition and non-solicitation provisions, he will receive base salary continuation for 18 months plus the continued vesting of outstanding equity.

(2)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. As these amounts represent stock-based grants, the maximum value of the awards is the same as disclosed above. Further details with respect to these awards are included in Note 12 (Stock Incentive Plans) to the Company's audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Further details with respect to these awards are included in Note 12 (Stock Incentive Plans) to the Company's audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(4)
For 2018, includes contributions accrued under the Company's profit sharing plan and the related supplemental profit sharing plan ($345,710, $153,092, $180,749, $114,474, $94,790, $184,710, and $125,089 for Mr. Macpherson, Mr. Okray, Mr. Howard, Ms. Robbins, Ms. Merriwether, Mr. Jadin and Mr. High respectively).

It also includes the incremental cost of the frozen Executive Death Benefit Program ($45,812 and $0 for Macpherson and Howard, respectively) and the cost of executive physicals ($4,470, $0, $5,245, $4,470, $5,245, $4,945 and $4,945 for Mr. Macpherson, Mr. Okray, Mr. Howard, Ms. Robbins, Ms. Merriwether, Mr. Jadin and Mr. High respectively).

It also includes a cash sign-on award for Mr. Okray subject to a two year re-payment provision in the amount of $550,000 and cost of relocation in the amount of $92,753.

58         www.grainger.com

Compensation Discussion and Analysis

Grants of Plan-Based Awards

Grants of Plan-Based Awards

									All Other	All Other
									Stock	Option		Grant
									Awards:	Awards:	Exercise	Date Fair
			Estimated Possible Payouts			Estimated Future Payouts			No. of	No. of	or Base	Value of
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Price of	Stock and
	Grant	Approval	Plan Awards (1)			Plan Awards (2)			Stock or	Underlying	Option	Option

Name	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (3)	Options (4)	Awards (5)	Awards (6)

D.G. Macpherson			$0	$1,364,750	$2,729,500
	4/2/18	2/21/18				0	15,355	15,355				$4,086,887
	4/2/18	2/21/18								46,063	$276.64	$3,100,501

Thomas B. Okray			$0	$420,000	$840,000
	5/2/18	4/2/18							8,690			$2,450,059

John. L. Howard			$0	$555,188	$1,110,375
	4/2/18	2/21/18				0	2,993	2,993				$796,617
	4/2/18	2/21/18								8,979	$276.64	$604,376

Paige K. Robbins			$0	$382,500	$765,000
	4/2/18	2/21/18				0	1,302	1,302				$346,540
	4/2/18	2/21/18							1,772			$500,182
	4/2/18	2/21/18								3,904	$276.64	$262,778

Deidra C. Merriwether			$0	$226,481	$452,962
	4/2/18	2/21/18				0	0	0				$0
	4/2/18	2/21/18							1,041			$293,843
	4/2/18	2/21/18								3,123	$276.64	$210,209

Ronald L. Jadin			$0	$212,190	$424,381
	4/2/18	2/21/18				0	0	0				$0
	4/2/18	2/21/18								0		$0

Joseph C. High			$0	$260,000	$520,000
	4/2/18	2/21/18				0	2,603	2,603				$692,814
	4/2/18	2/21/18								7,808	$276.64	$525,556

(1)
Represents potential amounts under the 2018 Company Management Incentive Program. Actual payout amounts under the 2018 Company Management Incentive Program are included in the "Non-Equity Incentive Plan Comp." column of the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2018 grant of performance restricted stock units is either 0% or 100% of the target award and will be determined based on the Company's three-year average ROIC in 2020. The awards were made under the 2015 Incentive Plan.

(3)
Mr. Okray received a sign-on restricted stock unit award granted on May 2, 2018 with three-year graded vesting. Ms. Robbins received a one-time restricted stock unit award associated with expanded responsibilities granted on April 2, 2018 with 7-year cliff vesting. Ms. Merriwether received a restricted stock unit award as part of the regular equity program on April 2, 2018 with three-year cliff vesting.

(4)
Represents stock option awards with a ten-year term and three-year cliff vesting. The awards were made under the 2015 Incentive Plan.

(5)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(6)
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without allocating over the vesting period.

Proxy Statement         59

Compensation Discussion and Analysis

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price (2)	Option Expiration Date (3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested (6)

D.G. Macpherson	16,923 (7)			$204.01	4/24/2022	0	$0	48,301 (15)	$13,638,270
	15,741 (8)			$245.86	4/23/2023
	12,266 (9)			$248.22	4/29/2024
	14,380 (10)			$231.88	3/31/2025
		23,827 (11)		$234.38	3/31/2026
		36,415 (12)		$231.20	4/2/2027
		46,063 (13)		$276.64	4/1/2028

Thomas B. Okray						8,690 (16)	$2,453,708	0	$0

John. L. Howard	11,716 (7)			$204.01	4/24/2022	0	$0	12,443 (17)	$3,513,405
	11,543 (8)			$245.86	4/23/2023
	7,360 (9)			$248.22	4/29/2024
	9,728 (10)			$231.88	3/31/2025
		12,390 (11)		$234.38	3/31/2026
		8,607 (12)		$231.20	4/2/2027
		8,979 (13)		$276.64	4/1/2028

Paige K. Robbins	3,840 (14)			$149.02	4/26/2021	4,519 (18)	$1,275,985	2,785 (19)	$786,373
	2,790 (7)			$204.01	4/24/2022
	2,330 (8)			$245.86	4/23/2023
	2,127 (9)			$248.22	4/29/2024
	3,122 (10)			$231.88	3/31/2025
		3,813 (11)		$234.38	3/31/2026
		2,814 (12)		$231.20	4/2/2027
		3,904 (13)		$276.64	4/1/2028

Deidra C. Merriwether	2,127 (9)			$248.22	4/29/2024	5,092 (20)	$1,437,777	1,182 (21)	$333,750
	2,496 (10)			$231.88	3/31/2025
		2,860 (11)		$234.38	3/31/2026
		2,318 (12)		$231.20	4/2/2027
		3,123 (13)		$276.64	4/1/2028

Ronald L. Jadin	19,527 (7)			$204.01	4/24/2022	0	$0	14,219 (22)	$4,014,877
	16,790 (8)			$245.86	4/23/2023
	13,084 (9)			$248.22	4/29/2024
	15,226 (10)			$231.88	3/31/2025
		18,109 (11)		$234.38	3/31/2026
		12,580 (12)		$231.20	4/2/2027

Joseph C. High	8,920 (8)			$245.86	4/23/2023	0	$0	6,172 (23)	$1,742,726
	7,360 (9)			$248.22	4/29/2024
	8,459 (10)			$231.88	3/31/2025
		9,531 (11)		$234.38	3/31/2026
		6,621 (12)		$231.20	4/2/2027
		7,808 (13)		$276.64	4/1/2028

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Mr. Howard is currently retirement-eligible.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents ten years after the award date.

(4)
Represents the aggregate unvested restricted stock units outstanding multiplied by the year-end closing price ($282.36).

(5)
Represents the target number of shares that may be issued following the end of the performance period in connection with performance awards.

(6)
Represents the aggregate performance awards outstanding multiplied by the year-end closing price ($282.36).

(7)
100% of these options vested on April 25, 2015.

(8)
100% of these options vested on April 24, 2016.

(9)
100% of these options vested on April 30, 2017.

(10)
100% of these options vested on April 1, 2018.

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Compensation Discussion and Analysis

(11)
100% of these options will vest on April 1, 2019.

(12)
100% of these options will vest on April 3, 2020.

(13)
100% of these options will vest on April 2, 2021.

(14)
100% of these options vested on April 27, 2014.

(15)
3,404 of these performance shares vested on December 31, 2018, 12,139 of these performance shares will vest on December 31, 2019, 15,355 of these PRSUs will vest on April 2, 2021, 8,507 of these performance shares will vest on August 1, 2022, and 8,896 of these performance shares will vest on October 3, 2023.

(16)
33.33% of these restricted shares will vest on May 2, 2019, May 2, 2020 and May 2, 2021, respectively.

(17)
1,770 of these performance shares vested on December 31, 2018, 2,869 of these performance shares will vest on December 31, 2019, 4,811 of these performance shares will vest on August 1, 2020, and 2,993 of these PRSUs will vest on April 2, 2021.

(18)
481 of these restricted shares will vest on November 1, 2019, 1,250 of these restricted shares will vest on April 23, 2020, 1,016 of these restricted shares will vest on September 2, 2021 and 1,772 of these restricted shares will vest on April 2, 2025.

(19)
545 of these performance shares vested on December 31, 2018, 938 of these performance shares will vest on December 31, 2019 and 1,302 of these PRSUs will vest on April 2, 2021.

(20)
2,786 of these restricted shares will vest on October 29, 2020, 1,041 of these restricted shares will vest on April 2, 2021 and 1,265 of these restricted shares will vest on November 1, 2024.

(21)
409 of these performance shares vested on December 31, 2018 and 773 of these performance shares will vest on December 31, 2019.

(22)
2,587 of these performance shares vested on December 31, 2018, 4,194 of these performance shares will vest on December 31, 2019 and 7,438 of these performance shares will vest on August 1, 2020.

(23)
1,362 of these performance shares vested on December 31, 2018, 2,207 of these performance shares will vest on December 31, 2019 and 2,603 of these PRSUs will vest on April 2, 2021.

Option Exercises and Stock Vested

	Option Awards Exercised		Stock Awards Vested

Name	No. of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)	No. of Shares Acquired on Vesting	Value Realized on Vesting (3)

D.G. Macpherson	24,876	$4,810,220	0	$0

Thomas B. Okray	0	$0	0	$0

John. L. Howard	34,490	$6,929,112	0	$0

Paige K. Robbins	0	$0	466	$166,553

Deidra C. Merriwether	0	$0	0	$0

Ronald L. Jadin	54,336	$10,124,552	0	$0

Joseph C. High	10,415	$1,624,636	2,176	$754,115

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the restricted stock units and performance restricted stock unit awards on the vesting date.

Proxy Statement         61

Compensation Discussion and Analysis

Pension Benefits

Name	Plan Name	No. of Years Credited Service	Present Value of Accumulated Benefit	Payouts During Last Fiscal Year

D.G. Macpherson	None	n/a	n/a	n/a

Thomas B. Okray	None	n/a	n/a	n/a

John. L. Howard	None	n/a	n/a	n/a

Paige K. Robbins	None	n/a	n/a	n/a

Deidra C. Merriwether	None	n/a	n/a	n/a

Ronald L. Jadin	None	n/a	n/a	n/a

Joseph C. High	None	n/a	n/a	n/a

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY	Company Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE (3)

D.G. Macpherson	SPSP & SPSP II	$0	$185,790	–$84,991	$0	$1,346,181
	Total	$0	$185,790	–$84,991	$0	$1,346,181

Thomas B. Okray	SPSP & SPSP II	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$0

John. L. Howard	Frozen Salary & Incentive Deferral	$0	$0	–$114,259	$0	$2,912,038
	SPSP & SPSP II	$0	$96,608	–$69,617	$0	$1,921,440
	Deferred RSUs	$0	$0	$922,200	$0	$5,647,200
	Total	$0	$96,608	$738,324	$0	$10,480,678

Paige K. Robbins	SPSP & SPSP II	$0	$48,496	–$17,022	$0	$233,281
	Total	$0	$48,496	–$17,022	$0	$233,281

Deidra C. Merriwether	SPSP & SPSP II	$0	$36,351	–$7,242	$0	$90,588
	Total	$0	$36,351	–$7,242	$0	$90,588

Ronald L. Jadin	Frozen Salary & Incentive Deferral	$0	$0	–$24,213	$0	$0
	SPSP & SPSP II	$0	$112,354	–$14,300	–$1,110,840	$0
	Total	$0	$112,354	–$38,513	–$1,110,840	$0

Joseph C. High	SPSP & SPSP II	$0	$62,631	–$15,880	$0	$353,572
	Total	$0	$62,631	–$15,880	$0	$353,572

(1)
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of profit sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Mr. Macpherson, Mr. Okray, Mr. Howard, Ms. Robbins, Ms. Merriwether, Mr. Jadin and Mr. High, this represents the Company SPSP contribution. These contributions were disclosed as part of "All Other Comp." in the 2018 Summary Compensation Table.

(2)
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Mr. Howard and Mr. Jadin, earnings on voluntary deferrals.

(3)
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Mr. Howard and Mr. Jadin, year-end balances for their voluntary deferral accounts. Mr. Howard has 20,000 vested, deferred RSUs outstanding.

62         www.grainger.com

Compensation Discussion and Analysis

EMPLOYMENT CONTRACTS, CHANGE IN CONTROL AGREEMENTS, AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

  The Company does not maintain any employment agreements with its Named Executive Officers.

Change in Control—Equity Plans

Under the terms of the Company's 2015 Incentive Plan, which is the source for all equity awards granted after April 2015, "double trigger" vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).

Change in Control Agreements

The Company has 2x Change in Control Agreements (CIC Agreements) with a number of executives, including the NEOs. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

•
The Company's CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

•
The Company has committed that no more than 10 positions will be eligible for CIC Agreements in the future. Existing agreements remain in place.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company's NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (TCJA), compensation that qualified as "performance-based" compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock Options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be "performance-based" compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company's compensation programs was considered in the design of these programs, the Company intends to authorize compensation that will not be deductible under Section 162(m) when the Company believes that doing so is in the best interest of the company and its shareholders.

Proxy Statement         63

Compensation Discussion and Analysis

Accounting Considerations

Upon vesting, settlement, or maturity, equity awards under the 2015 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, but it is adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.

Compensation Recoupment Policy (Claw backs)

The Company expanded in its equity compensation agreements the recoupment (or, claw back) provisions for equity and annual incentive payments made to officers. The Company may recover incentive compensation (cash or equity) that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud. The Company also may recover all or a portion of any incentive compensation in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. Recoveries under these provisions can extend back for three years from the date of the initial filing that contained the relevant financial statements. In addition, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited, and in certain circumstances, the executive must return vested shares and/or gains from disposition of shares to the Company. Finally, the Company may recoup all or a portion of any incentive compensation if the Company determines that the executive has committed fraud against the Company or has engaged in any criminal conduct, including embezzlement or theft, that involves or is related to the Company, engages in any other conduct that violates Company policy, causes or is discovered to have caused, any loss, damage, injury or other endangerment to Grainger's property or reputation, or receives any amount in excess of what the Executive should have received for any reason.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company's rights to recover compensation under this policy.

Termination

The Company does not have employment contracts and does not maintain severance programs for its NEOs. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

    •
    age 60;

64         www.grainger.com

Compensation Discussion and Analysis

    •
    age 55 and 20 years of service; or

    •
    25 years of service.

Mr. Howard is retirement-eligible. Mr. Jadin retired as of May 2, 2018 and Mr. High retired as of August 31, 2018.

The Company provides the following upon retirement for all employees, including NEOs:

    •
    outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

    •
    settlement of PRSUs occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period; and

    •
    cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program, and the Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon a termination or change in control of the Company. The amounts shown below assume that such termination or change in control was effective as of December 31, 2018 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

Proxy Statement         65

Compensation Discussion and Analysis

Other Potential Post-Employment Payments

Macpherson, D.G.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$0	$0	$5,421,920

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$0	$0	$3,269,691	$3,269,691	$3,269,691	$3,269,691

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards (4)	$0	$0	$0	$12,495,748	$12,495,748	$13,638,270	$13,638,270

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards (5)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$0	$0	$34,322

Life Insurance and Death Benefit Payout (7)	$0	$0	$0	$8,678,615	$0	$0	$1,339,404

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$0

Outplacement (8)	$0	$0	$0	$0	$0	$0	$154,500

Total	$0	$0	$0	$24,444,054	$15,765,439	$16,907,962	$23,858,108

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(3)
Mr. Macpherson does not have any unvested restricted stock units as of December 31, 2018.

(4)
In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(5)
Mr. Macpherson does not have any unvested profit sharing amounts as of December 31, 2018.

66         www.grainger.com

Compensation Discussion and Analysis

(6)
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 7.25%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2018.

Proxy Statement         67

Compensation Discussion and Analysis

Okray, Thomas B.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (8) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$0	$0	$2,660,000

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$0	$0	$0	$0	$0	$0

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$0	$0	$2,453,708	$2,453,708	$2,453,708	$2,453,708

Performance Shares

Unvested and Accelerated Awards	$0	$0	$0	$0	$0	$0	$0

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards (4)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits (5)	$0	$0	$0	$0	$0	$0	$34,322

Life Insurance and Death Benefit Payout (6)	$0	$0	$0	$0	$0	$0	$0

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$0

Outplacement (7)	$0	$0	$0	$0	$0	$0	$105,000

Total	$0	$0	$0	$2,453,708	$2,453,708	$2,453,708	$5,253,030

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(3)
Mr. Okray has one grant of unvested restricted stock as December 31, 2018.

(4)
Mr. Okray does not have any unvested profit sharing amounts as of December 31, 2018.

(5)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(6)
Mr. Okray is not eligible for the frozen Executive Death Benefit Plan.

68         www.grainger.com

Compensation Discussion and Analysis

(7)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Okray with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(8)
Mr. Okray is not eligible for retirement under the Company's retirement plan as of December 31, 2018.

Proxy Statement         69

Compensation Discussion and Analysis

Howard, John L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$0	$0	$2,842,560

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$0	$1,086,166	$1,086,166	$1,086,166	$1,086,166	$1,086,166

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$0	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards (4)	$0	$0	$1,884,941	$3,243,375	$3,243,375	$3,513,405	$3,513,405

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards (5)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$435,654	$0	$0	$0	$34,322

Life Insurance and Death Benefit Payout (7)	$0	$0	$467,970	$4,549,954	$0	$0	$972,505

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$0

Outplacement (8)	$0	$0	$0	$0	$0	$0	$105,750

Total	$0	$0	$3,874,731	$8,879,495	$4,329,541	$4,599,572	$8,554,709

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(3)
Mr. Howard does not have any unvested restricted stock as of December 31, 2018.

(4)
In the event of retirement, death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the end of the performance period. Mr. Howard is retirement eligible as of December 31, 2018.

(5)
Mr. Howard does not have any unvested profit sharing amounts as of December 31, 2018.

(6)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's

70         www.grainger.com

Compensation Discussion and Analysis

  budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 7.25%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit under the frozen EDBP. The amount in the table is based on a 6.0% discount rate and assumed mortality of age 80. Upon a change in control, he would receive the present value, but based on the Applicable Federal Rate of 3.3%.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Mr. Howard has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2018.

Proxy Statement         71

Compensation Discussion and Analysis

Robbins, Paige K.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$0	$0	$2,056,320

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$0	$0	$349,243	$349,243	$349,243	$349,243

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$0	$0	$1,275,985	$1,275,985	$1,275,985	$1,275,985

Performance Shares

Unvested and Accelerated Awards (4)	$0	$0	$0	$698,088	$698,088	$786,373	$786,373

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards (5)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$0	$0	$34,322

Life Insurance and Death Benefit Payout (7)	$0	$0	$0	$0	$0	$0	$0

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$0

Outplacement (8)	$0	$0	$0	$0	$0	$0	$76,500

Total	$0	$0	$0	$2,323,316	$2,323,316	$2,411,600	$4,578,742

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(3)
Ms. Robbins has four grants of unvested restricted stock grants as December 31, 2018.

(4)
In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(5)
Ms. Robbins does not have any unvested profit sharing amounts as of December 31, 2018.

(6)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

(7)
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

72         www.grainger.com

Compensation Discussion and Analysis

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Ms. Robbins is not eligible for retirement under the Company's retirement plan as of December 31, 2018.

Proxy Statement         73

Compensation Discussion and Analysis

Merriwether, Deidra C.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement (9) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$0	$0	$1,521,952

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$0	$0	$273,675	$273,675	$273,675	$273,675

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$0	$0	$1,437,777	$1,437,777	$1,437,777	$1,437,777

Performance Shares

Unvested and Accelerated Awards (4)	$0	$0	$0	$260,995	$260,995	$333,750	$333,750

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards (5)	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$0	$0	$34,322

Life Insurance and Death Benefit Payout (7)	$0	$0	$0	$0	$0	$0	$0

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up	$0	$0	$0	$0	$0	$0	$0

Outplacement (8)	$0	$0	$0	$0	$0	$0	$67,944

Total	$0	$0	$0	$1,972,447	$1,972,447	$2,045,202	$3,669,420

(1)
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

(2)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(3)
Ms. Merriwether has three grants of unvested restricted stock as December 31, 2018.

(4)
In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(5)
Ms. Merriwether does not have any unvested profit sharing amounts as of December 31, 2018.

(6)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

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Compensation Discussion and Analysis

(7)
Ms. Merriwether is not eligible for the frozen Executive Death Benefit Plan.

(8)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(9)
Ms. Merriwether is not eligible for retirement under the Company's retirement plan as of December 31, 2018.

Proxy Statement         75

Compensation Discussion and Analysis

CEO PAY RATIO DISCLOSURE

Under SEC rules, we are required to calculate and disclose the ratio of the annual total compensation of Mr. Macpherson, our Chairman and CEO, to the annual total compensation of our median employee. As permitted under the SEC rules, in order to identify our median employee, we used a consistently applied compensation measure of 'base pay' earned during the period from January 1, 2017 to September 30, 2017, rather than summary compensation table (SCT) total compensation for all of 2017. We annualized base pay for those employees who commenced work during 2017. The identified median employee is a full-time, U.S.-based employee. We then determined their full year's compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in Total Compensation as discussed later in this section. The other components of our compensation program for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants.

As of December 31, 2018, Grainger had approximately 24,600 employees, of whom approximately 23,100 were full-time and 1,500 were part-time or temporary.

We utilized the de minimis exemption to exclude approximately 4% of our global workforce, or 920 employees, as reflected below:

•
Included in calculation: Canada, China, Mexico, Netherlands, Panama, United Kingdom, United States (approximately 23,000 employees)

•
Excluded from calculation: Belgium, Costa Rica, Czech Republic, Dominican Republic, France, Germany, Hungary, India, Indonesia, Ireland, Japan, Malaysia, Peru, Poland, Portugal, Romania, Slovakia, South Africa, Spain, Thailand, United Arab Emirates (approximately 920 employees)

The median employee's circumstances have not materially changed relative to 2017. Also, we have not had significant changes in our workforce, such as employee population size fluctuations, acquisition or divestitures, nor have we had significant changes in our pay programs that we reasonably believe would result in a significant change to this pay ratio disclosure. Therefore, we believe the previously identified median employee for 2017 remains appropriate for 2018.

In calculating Total Compensation for our median employee and CEO, we included the estimated company cost of their respective Company-provided health and wellness benefits. The CEO's Total Compensation reported in the Summary Compensation Table for 2018 is $10,455,844. The CEO's Total Compensation for purposes of our pay ratio disclosure calculation is $10,465,572, which differs from the Total Compensation described in the Summary Compensation Table on page 57 of this document by his health and wellness benefits amount. The median employee's estimated Total Compensation for 2018 was $67,316 (which includes compensation of $57,588 and estimated benefits of $9,728). The ratio of CEO pay to median employee pay is 155:1. The reasons the ratio of CEO pay to median employee pay differs from the ratio disclosed in our 2018 proxy statement include:

•
The Company Management Incentive Program paid out at 135% of target in 2018, as compared to 94% of target in 2017;

•
Mr. Macpherson's MIP target increased from 125% to 135%; and

•
The value of Mr. Macpherson's equity awards granted in 2018 was higher than that granted in 2017.

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Compensation Discussion and Analysis

The Company is asking its shareholders for their non-binding advisory approval of the compensation of its Named Executive Officers (Say on Pay) as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement in accordance with the SEC rules.

As described in detail under "Compensation Discussion and Analysis," the Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value. The Company sets target compensation for the Named Executive Officers to approximate the market median of compensation at companies of similar size and complexity. Employees at all levels of the Company, including its executives, are provided clear incentives to grow the business (Sales Growth) while achieving investment returns (Return on Invested Capital or ROIC) for the Company's shareholders. The compensation program is structured to significantly reward long-term performance while not encouraging excessive risk taking. Please read the Compensation Discussion and Analysis/ page 39 for additional details about the compensation of the Named Executive Officers.

This Say on Pay vote is intended to address the compensation of the Named Executive Officers as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement as a whole rather than any specific item or amount of executive compensation.

We are asking our shareholders to vote "FOR" the following advisory resolution at the Company's 2019 annual meeting:

"Resolved, that the compensation of the Company's Named Executive Officers, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative is hereby approved by the Company's shareholders."

This advisory vote on the compensation of Grainger's Named Executive Officers is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

This Say on Pay vote is advisory and non-binding on the Company, our Board of Directors and the Compensation Committee of the Board. However, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent Directors, expect to take into account the outcome of this Say on Pay vote when making future compensation decisions regarding Grainger's Named Executive Officers.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote.

Proxy Statement         77

Compensation Discussion and Analysis

EQUITY COMPENSATION PLANS

This table contains information as of December 31, 2018 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights	Weighted-average exercise price of outstanding stock options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	1,755,520 (1)	$229.42 (2)	2,476,129 (3)

Equity compensation plans not approved by shareholders	0	N/A	0

Total	1,755,520	$229.42	2,476,129

(1)
Includes an aggregate of 363,814 restricted stock units that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 131,231 Director's stock units to be settled upon each Director's retirement. Additionally, it includes 127,372 performance shares which will vest and settle between 2019 and 2023. The number of shares vested is dependent on the Company sales and/or the three-year average ROIC performance versus target.

(2)
Weighted-average exercise price of outstanding stock options; excludes restricted stock units, performance shares, and Director's stock units.

(3)
Represents shares of common stock authorized for issuance under the 2015 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock and other stock-based awards. Under the 2015 Plan, all shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, Director's stock units, or other stock based awards) may be granted with the limit of no more than one million (1,000,000) shares of the Share Authorization.

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Compensation Discussion and Analysis

TRANSACTIONS WITH RELATED PERSONS

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the BANC, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2018.

In the ordinary course of its operations during 2018, Grainger engaged in various types of transactions with organizations with which Grainger Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2018, Grainger bought products and/or services from, or sold products and/or services to, companies with which Ms. Perez, and Messrs. Santi, Slavik and Watson are or were associated as senior executives or otherwise as of December 31, 2018. In no instance did the total amount of the purchases from or sales to any such company during 2018 represent more than 0.176% of the consolidated gross revenues of that company for the year or more than 0.224% of the consolidated gross revenues of Grainger for the year.

In addition, as part of its overall 2018 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $7,500 during 2018.

Proxy Statement         79

Q	uestions and Answers

PROXY MATERIALS

What is the purpose of this proxy statement?

This proxy statement relates to the 2019 annual meeting of shareholders of Grainger, to be held on April 24, 2019, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 14, 2019.

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  •
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  •
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  •
  Vote in person at the meeting.

VOTING INFORMATION

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 4, 2019, the record date for the meeting, may vote. There were 55,603,280 shares of common stock outstanding on that date.

80         www.grainger.com

Questions and Answers

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote in person at the meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors or on the advisory vote on the compensation of Grainger's Named Executive Officers. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on the advisory vote on the compensation of Grainger's Named Executive Officers, and on other matters to be considered at the meeting.

If my shares are held in "street name," can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, or on any non-routine matters.

What is cumulative voting? How many votes do I have?

You have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees.

Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.

Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Moreover, in accordance with the Company's Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 11 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC's recommendation within 90 days after the results of the Director election at the annual meeting are certified. Following the Board's decision on the BANC's recommendation, the Company will publicly disclose the Board's decision.

Proxy Statement         81

Questions and Answers

What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the advisory vote on the compensation of the Named Executive Officers?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger's seven highest paid officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

How frequently does Grainger conduct an advisory vote on the compensation of its Named Executive Officers?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. At the 2017 annual meeting, the shareholders voted for one year as the frequency of the Say on Pay vote. The next advisory vote on the frequency of the Say on Pay vote will occur at Grainger's 2023 annual meeting.

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

  •
  FOR the election of the Director nominees;

  •
  FOR the proposal to ratify the appointment of the independent auditor; and

  •
  FOR the approval of the advisory vote on the compensation of Grainger's Named Executive Officers.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, on the advisory resolution on the compensation of Grainger's Named Executive Officers, and on the frequency of the shareholder advisory votes on the compensation of Grainger's Named Executive Officers; otherwise your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.

82         www.grainger.com

Questions and Answers

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.

What is the deadline for receipt of shareholder proposals for inclusion in the 2020 annual meeting proxy statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement. The proposal must be received by Grainger no later than November 15, 2019, and must comply with the applicable SEC rules and other requirements prescribed in our By-laws.

What is the procedure for nomination of Directors at the 2020 annual meeting of shareholders using Grainger's proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company's outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger's proxy statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

What is the procedure for other nominations of Directors or proposals to transact business at the 2020 annual meeting of shareholders?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:

  •
  the record date for that annual meeting,

  •
  the date the shareholder provides timely notice to Grainger, and

Proxy Statement         83

Questions and Answers
  •
  the date of the annual meeting

may directly nominate persons for Director, or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 26, 2019, and no later than January 27, 2020.

Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 15, 2019.

To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.

A copy of our By-laws is available in the Governance section of Grainger's website at http://www.grainger.com/investor or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

84         www.grainger.com

Appendix A—Categorical Standards for Director Independence

APPENDIX A

W.W. GRAINGER, INC.

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

A-1         Proxy Statement

002CSN9B37

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00 a.m., Central Daylight Time, on April 24, 2019. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/GWW delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GWW Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Rodney C. Adkins 02 - Brian P. Anderson 03 - V. Ann Hailey 04 - Stuart L. Levenick 05 - D.G. Macpherson 06 - Neil S. Novich 07 - Beatriz R. Perez 08 - Michael J. Roberts 09 - E. Scott Santi 10 - James D. Slavik 11 - Lucas E. Watson ForAgainst Abstain ForAgainst Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2019. 3. Say on Pay: advisory proposal to approve compensation of the Company’s Named Executive Officers. 4. In their discretion upon such other matters as may properly come before the meeting. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 0 3 8 6 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 030EMA MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — MANAGEMENT RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3. Annual Meeting Proxy Card1234 5678 9012 345

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy for Annual Meeting of Shareholders, April 24, 2019 100 Grainger Parkway, Lake Forest, Illinois 60045-5201 The undersigned hereby appoints D.G. Macpherson, Thomas B. Okray, and John L. Howard, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 24, 2019 at 10:00 a.m., CDT and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (Continued and to be voted, signed and dated on reverse side.) Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy — W.W. GRAINGER, INC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GWW

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic deliveryof information up until 1:00 A.M. Central Time, on April 24, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Central Time, on April 24, 2019. Have your proxy card in hand when you call and then follow the instructions. W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Rodney C. Adkins 06 Neil S. Novich 11 Lucas E. Watson 02 Brian P. Anderson 07 Beatriz R. Perez 03 V. Ann Hailey 08 Michael J. Roberts 04 Stuart L. Levenick 09 E. Scott Santi 05 10 D.G. Macpherson James D. Slavik The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2019. 3. Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. For 0 0 Against 0 0 Abstain 0 0 NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000403651_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com W.W. GRAINGER, INC. Annual Meeting of Shareholders April 24, 2019 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson, Thomas B. Okray, and John L. Howard, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 24, 2019 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be voted, signed and dated on reverse side 0000403651_2 R1.0.1.18